================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES
                  Investment Company Act file number 811-08727

                   SunAmerica Senior Floating Rate Fund, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

        Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                  John T. Genoy
                              Senior Vice President
                        SunAmerica Asset Management Corp.
                    Harborside Financial Center 3200 Plaza 5
                              Jersey City, NJ 07311
                    ----------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (201) 324-6414

Date of fiscal year end: December 31
Date of reporting period: December 31, 2009

================================================================================

Item 1. Reports to Stockholders

                                    [GRAPHIC]




                                                             ANNUAL REPORT 2009

SUNAMERICA
Senior Floating Rate Fund

[LOGO]  SunAmerica
        Mutual Funds

                        TABLE OF CONTENTS


          SHAREHOLDERS' LETTER....................................  1
          EXPENSE EXAMPLE.........................................  2
          STATEMENT OF ASSETS AND LIABILITIES.....................  4
          STATEMENT OF OPERATIONS.................................  5
          STATEMENT OF CHANGES IN NET ASSETS......................  6
          STATEMENT OF CASH FLOWS.................................  7
          FINANCIAL HIGHLIGHTS....................................  8
          PORTFOLIO OF INVESTMENTS................................  9
          NOTES TO FINANCIAL STATEMENTS........................... 21
          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 29
          APPROVAL OF ADVISORY AGREEMENTS......................... 30
          DIRECTORS AND OFFICERS INFORMATION...................... 35
          RESULTS OF SPECIAL SHAREHOLDERS MEETING................. 38
          SHAREHOLDER AND TAX INFORMATION......................... 39
          COMPARISON: FUND VS. INDEX.............................. 40

        DECEMBER 31, 2009                                          ANNUAL REPORT

        SHAREHOLDERS' LETTER -- (unaudited)

Dear Shareholders,

We are pleased to present the annual shareholder report for the SunAmerica Senior Floating Rate Fund. Below, we've briefly outlined the market conditions that have shaped the investment environment over the annual period ended December 31, 2009.

Both the financial and economic markets withstood many remarkable twists and turns during the past twelve months as fears that the Great Recession would become the second Great Depression dissipated. The fiscal year began on a precarious note as both the U.S. and global economic conditions continued to deteriorate. On the fiscal front, the U.S. government responded by supporting a variety of programs designed to support financial institutions and restart consumer credit markets. With short-term interest rates effectively at zero, the Federal Reserve embarked on a program of buying government bonds to create new money in the economy.

The second fiscal quarter brought a belief that the economy had bottomed and was on its way to a sustainable recovery. This renewed economic optimism increased investors' risk appetite, launching a rally in the equity and credit markets. The Federal Reserve met twice during the three-month period, leaving rates unchanged and reiterating its commitment to employ all available tools to promote price stability and economic recovery.

This Fed policy was warranted as conditions worsened over the course of the summer and the unemployment rate rose to its highest rate in over 25 years, leading some to worry that a weak labor market would undermine consumer spending and damage the environment for a strong, sustainable economic recovery.

At year-end, a challenging economic landscape confronted both policymakers and investors. Along with high unemployment, other critical issues included the uncertain impact of consumer de-leveraging on the economy, a growing federal budget deficit, and future inflationary threats. While the residential housing market has begun showing signs of improvement, concerns remain regarding the stability of the commercial real estate market.

The improvement in the credit markets and investors' greater appetite for risk both benefited the leveraged loan market. As of year end, fundamentals had improved as demand for bank loans have been strong. The new issue market has also re-opened, which is providing new investment opportunities. With current interest rates at all-time lows, the floating-rate coupons on bank loans can provide investors a hedge against a future rise in rates. In addition, loans benefit from being secured by collateral, which can help to provide downside protection against negative surprises.

We remain diligent in the management of your assets and thank you for your continued investment in the Fund. If you have any questions, or require additional information on this or other SunAmerica Funds, we invite you to visit www.sunamericafunds.com or call the Shareholder Services Department at 800-858-8850.

Sincerely,

THE SUNAMERICA SENIOR FLOATING RATE FUND PORTFOLIO MANAGER

Jeffrey W. Heuer
Wellington Management
--------
Past performance is no guarantee of future results.


The Fund is not a money market fund and its net asset value may fluctuate. Investments in loans involve certain risks including nonpayment of principal and interest; collateral impairment; non-diversification and borrower industry concentration; and lack of an active trading market, in certain cases, which may impair the Fund's ability to obtain full value for loans sold. The Fund may invest all or substantially all of its assets in loans or other securities that are rated below investment grade or in comparable unrated securities. Credit risks include the possibility of a default on the loan or bankruptcy of the borrower. The value of these loans is subject to a greater degree of volatility in response to interest rate fluctuations.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        EXPENSE EXAMPLE -- DECEMBER 31, 2009 -- (UNAUDITED)

DISCLOSURE OF PORTFOLIO EXPENSES IN SHAREHOLDER REPORTS

As a shareholder of the SunAmerica Senior Floating Rate Fund, Inc. (the "Fund"), you may incur two types of costs: (1) transaction costs, including sales charges on purchase payments and contingent deferred sales charges and
(2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at July 1, 2009 and held until December 31, 2009.

ACTUAL EXPENSES

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended December 31, 2009" to estimate the expenses you paid on your account during this period. For shareholder accounts in Class A and Class C, the "Expenses Paid During the Six Months Ended December 31, 2009" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended December 31, 2009" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Fund's prospectus, your retirement plan documents and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended December 31, 2009" column would have been higher and the "Ending Account Value" would have been lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in Class A and Class C, the "Expenses Paid During the Six Months Ended December 31, 2009" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended December 31, 2009" column does not include administrative fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Fund's prospectus, your retirement plan document and/or materials from your financial adviser for full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended December 31, 2009" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges and administrative fees, if applicable to your account. Please refer to the Fund's prospectus, qualified retirement plan document and/or materials from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        EXPENSE EXAMPLE -- DECEMBER 31, 2009 -- (UNAUDITED) (CONTINUED)


                                                  ACTUAL                                            HYPOTHETICAL
                           ---------------------------------------------------- ---------------------------------
                                                ENDING                                           ENDING ACCOUNT
                                             ACCOUNT VALUE     EXPENSES PAID                       VALUE USING
                              BEGINNING      USING ACTUAL        DURING THE        BEGINNING    A HYPOTHETICAL 5%
                            ACCOUNT VALUE     RETURNS AT      SIX MONTHS ENDED   ACCOUNT VALUE  ASSUMED RETURN AT
                           AT JULY 1, 2009 DECEMBER 31, 2009 DECEMBER 31, 2009* AT JULY 1, 2009 DECEMBER 31, 2009
                           --------------- ----------------- ------------------ --------------- -----------------
Senior Floating Rate Fund
   Class A#...............    $1,000.00        $1,183.29           $7.98           $1,000.00        $1,017.90
   Class C#...............    $1,000.00        $1,181.95           $9.62           $1,000.00        $1,016.38

                           -------------------
                                                EXPENSE
                             EXPENSES PAID       RATIO
                               DURING THE        AS OF
                            SIX MONTHS ENDED  DECEMBER 31,
                           DECEMBER 31, 2009*    2009*
                           ------------------ ------------
Senior Floating Rate Fund
   Class A#...............       $7.38            1.45%
   Class C#...............       $8.89            1.75%

--------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days divided by 365 days. These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges and administrative fees, if applicable to your account. Please refer to your Prospectus, your qualified retirement plan document and/or materials from your financial advisor for more information.
# During the stated period, the investment adviser and distributor either waived a portion of or all of the fees and assumed a portion of or all expenses for the Fund. As a result, if these fees and expenses had not been waived, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended December 31, 2009" and the "Expense Ratios" would have been higher.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        STATEMENT OF ASSETS AND LIABILITIES -- DECEMBER 31, 2009

ASSETS:
Long-term investment securities, at value (unaffiliated)*.......... $226,045,559
Short-term investment securities, at value (unaffiliated)*.........    1,738,618
Repurchase agreement (cost approximates market value)..............   14,205,000
                                                                    ------------
  Total investments................................................  241,989,177

Cash...............................................................      174,083
Receivable for:
  Fund shares sold.................................................    2,025,704
  Dividends and interest...........................................    1,355,227
  Investments sold.................................................    7,040,592
Prepaid expenses and other assets..................................        2,687
Due from investment adviser for expense reimbursements/fee waivers.       30,157
Due from distributor for fee waivers...............................       73,496
                                                                    ------------
  Total assets.....................................................  252,691,123
                                                                    ------------
LIABILITIES:
Payable for:
  Fund shares redeemed.............................................      346,451
  Investments purchased............................................   17,996,155
  Investment advisory and management fees..........................      161,849
  Distribution and service maintenance fees........................      110,023
  Administration fees..............................................       38,082
  Transfer agent fees and expenses.................................       50,915
  Directors' fees and expenses.....................................          848
  Other accrued expenses...........................................      188,375
Dividends payable..................................................      316,011
Commitments (Note 11)..............................................           --
                                                                    ------------
  Total liabilities................................................   19,208,709
                                                                    ------------
   Net Assets...................................................... $233,482,414
                                                                    ============
NET ASSETS REPRESENTED BY:
Common stock, $.01 par value....................................... $    298,503
Additional paid-in capital.........................................  316,245,912
                                                                    ------------
                                                                     316,544,415
Accumulated undistributed net investment income (loss).............     (229,083)
Accumulated undistributed net realized gain (loss) on investments..  (59,625,217)
Unrealized appreciation (depreciation) on investments..............  (23,207,701)
                                                                    ------------
   Net Assets...................................................... $233,482,414
                                                                    ============
CLASS A:
Net assets......................................................... $103,932,294
Shares outstanding.................................................   13,282,042
Net asset value and redemption price per share..................... $       7.83
Maximum sales charge (3.75% of offering price).....................         0.31
                                                                    ------------
Maximum offering price to public................................... $       8.14
                                                                    ============
CLASS C:
Net assets......................................................... $129,550,120
Shares outstanding.................................................   16,568,276
Net asset value, offering and redemption price per share
 (excluding any applicable contingent deferred sales charges)...... $       7.82
                                                                    ============
*COST
  Long-term investment securities (unaffiliated)................... $249,253,260
                                                                    ============
  Short-term investment securities (unaffiliated).................. $  1,738,618
                                                                    ============

See Notes to Financial Statements

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED DECEMBER 31, 2009

INVESTMENT INCOME:
Interest (unaffiliated)................................................................ $  9,265,580
Dividends (unaffiliated)...............................................................       18,921
Facility and other fee income (Note 2).................................................    2,279,729
                                                                                        ------------
   Total investment income.............................................................   11,564,230
                                                                                        ------------
EXPENSES:
Investment advisory and management fees................................................    1,491,196
Administration fees....................................................................      560,437
Distribution and service maintenance fees:
  Class A..............................................................................      206,677
  Class B*.............................................................................       21,378
  Class C..............................................................................      810,243
  Class Q*.............................................................................        6,202
Transfer agent fees and expenses:
  Class A..............................................................................      137,320
  Class B*.............................................................................        7,925
  Class C..............................................................................      251,101
  Class D*.............................................................................        5,827
  Class Q*.............................................................................        8,228
Registration fees:
  Class A..............................................................................       26,185
  Class B*.............................................................................        6,609
  Class C..............................................................................       23,879
  Class D*.............................................................................           --
  Class Q*.............................................................................           --
Accounting service fees................................................................       27,265
Custodian and accounting fees..........................................................       68,044
Reports to shareholders................................................................       51,760
Audit and tax fees.....................................................................       89,944
Legal fees.............................................................................       40,690
Directors' fees and expenses...........................................................       29,734
Interest expense.......................................................................          764
Other expenses.........................................................................      105,029
                                                                                        ------------
   Total expenses before fee waivers, expense reimbursements and custody credits.......    3,976,437
   Fees waived and expenses reimbursed by investment adviser and distributor (Note 5)..   (1,103,856)
   Custody credits earned on cash balances.............................................           (2)
                                                                                        ------------
   Net expenses........................................................................    2,872,579
                                                                                        ------------
Net investment income (loss)...........................................................    8,691,651
                                                                                        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments (unaffiliated).................................  (20,970,390)
Change in unrealized appreciation (depreciation) on investments (unaffiliated).........   92,014,874
                                                                                        ------------
Net realized and unrealized gain (loss) on investments.................................   71,044,484
                                                                                        ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS............................ $ 79,736,135
                                                                                        ============

--------
*  See Note 1

See Notes to Financial Statements

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        STATEMENT OF CHANGES IN NET ASSETS

                                                                        FOR THE YEAR   FOR THE YEAR
                                                                           ENDED          ENDED
                                                                        DECEMBER 31,   DECEMBER 31,
                                                                            2009           2008
                                                                       -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Net investment income (loss)......................................... $   8,691,651  $  15,913,863
 Net realized gain (loss) on investments (unaffiliated)...............   (20,970,390)   (22,486,848)
 Net unrealized gain (loss) on investments (unaffiliated).............    92,014,874    (91,985,010)
                                                                       -------------  -------------
Increase (decrease) in net assets resulting from operations...........    79,736,135    (98,557,995)
                                                                       -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income (Class A)......................................    (2,992,553)    (3,963,017)
 Net investment income (Class B)*.....................................      (193,048)      (828,020)
 Net investment income (Class C)......................................    (5,360,408)   (10,303,857)
 Net investment income (Class D)*.....................................      (132,560)      (503,781)
 Net investment income (Class Q)*.....................................      (181,742)      (317,866)
                                                                       -------------  -------------
Total distributions to shareholders...................................    (8,860,311)   (15,916,541)
                                                                       -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 3)................................................    35,187,841   (117,400,217)
                                                                       -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............................   106,063,665   (231,874,753)
                                                                       -------------  -------------
NET ASSETS:
Beginning of period...................................................   127,418,749    359,293,502
                                                                       -------------  -------------
End of period+........................................................ $ 233,482,414  $ 127,418,749
                                                                       =============  =============
--------
+Includes accumulated undistributed net investment income (loss)...... $    (229,083) $     (35,961)
                                                                       =============  =============

*  See Note 1

See Notes to Financial Statements

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        STATEMENT OF CASH FLOWS -- FOR THE YEAR ENDED DECEMBER 31, 2009

INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations.................................................................... $  79,736,135

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:
  Purchase of loans...........................................................................................  (150,610,283)
  Proceeds from loans sold....................................................................................   113,029,283
  Loan principal paydowns.....................................................................................    12,343,326
  Net purchases of short-term securities......................................................................   (15,943,618)
  Accretion of facility fee income............................................................................    (1,930,963)
  Decrease in receivable for dividends and interest...........................................................     1,015,948
  Increase in receivable for investments sold.................................................................    (4,115,229)
  Decrease in amount due from investment adviser for expense reimbursements/fee waivers.......................        11,403
  Increase in amount due from distributor for fee waivers.....................................................       (49,091)
  Decrease in prepaid expenses and other assets...............................................................        12,688
  Increase in payable for investments purchased...............................................................    17,740,762
  Increase in payable for investment advisory and management fees.............................................        65,334
  Increase in payable for distribution and service maintenance fees...........................................        38,739
  Decrease in payable for administration fees.................................................................        (7,337)
  Decrease in other accrued expenses..........................................................................    (4,095,656)
  Unrealized appreciation on investments......................................................................   (92,014,874)
  Net realized loss from investments..........................................................................    20,970,390
                                                                                                               -------------
Net cash used in operating activities......................................................................... $ (23,803,043)
                                                                                                               -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold.....................................................................................   112,674,073
Payment on shares redeemed....................................................................................   (85,059,652)
Cash dividends paid...........................................................................................    (3,637,295)
                                                                                                               -------------
Net cash provided by financing activities..................................................................... $  23,977,126
                                                                                                               -------------
Net increase in cash..........................................................................................       174,083
Cash balance at beginning of period...........................................................................            --
                                                                                                               -------------
Cash balance at end of period................................................................................. $     174,083
                                                                                                               =============

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $5,206,478.

See Notes to Financial Statements

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        FINANCIAL HIGHLIGHTS


                                  NET GAIN
                                  (LOSS) ON                                                                      RATIO OF
                                 INVESTMENTS                        DIVIDENDS           NET               NET    EXPENSES
            NET ASSET               (BOTH               DIVIDENDS   FROM NET           ASSET            ASSETS,     TO
             VALUE,      NET      REALIZED   TOTAL FROM  FROM NET   REALIZED    TOTAL  VALUE,           END OF    AVERAGE
  PERIOD    BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT  GAINS ON   DISTRI- END OF   TOTAL   PERIOD      NET
  ENDED     OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME   INVESTMENTS BUTIONS PERIOD RETURN(2) (000'S)  ASSETS(3)
----------  --------- ---------- ----------- ---------- ---------- ----------- ------- ------ --------- -------- ---------
                                                                    CLASS A
-             -         -          -           -          -         -------
10/04/06*-
 12/31/06     $9.39     $0.38      $(0.22)     $ 0.16     $(0.15)   $     --   $(0.15) $9.40     1.75%  $ 14,165   1.45%(4)
12/31/07       9.40      0.56       (0.48)       0.08      (0.60)         --    (0.60)  8.88     0.84     89,077   1.45
12/31/08       8.88      0.49       (3.74)      (3.25)     (0.49)         --    (0.49)  5.14   (38.20)    25,546   1.45
12/31/09       5.14      0.32        2.72        3.04      (0.35)         --    (0.35)  7.83    60.63    103,932   1.45
                                                                    CLASS C
-             -         -          -           -          -         -------
12/31/05      $9.41     $0.42      $(0.03)     $ 0.39     $(0.41)   $     --   $(0.41) $9.39     4.24%  $154,584   1.75%
12/31/06       9.39      0.59        0.01        0.60      (0.59)         --    (0.59)  9.40     6.54    176,743   1.75
12/31/07       9.40      0.57       (0.52)       0.05      (0.58)         --    (0.58)  8.87     0.43    235,957   1.75
12/31/08       8.87      0.47       (3.74)      (3.27)     (0.46)         --    (0.46)  5.14   (38.31)    86,126   1.75
12/31/09       5.14      0.32        2.69        3.01      (0.33)         --    (0.33)  7.82    59.94    129,550   1.75

              RATIO OF
                 NET
             INVESTMENT
              INCOME TO
  PERIOD       AVERAGE    PORTFOLIO
  ENDED     NET ASSETS(3) TURNOVER
----------  ------------- ---------

-
10/04/06*-
 12/31/06       6.78%(4)     61%
12/31/07        6.58         91
12/31/08        6.05         32
12/31/09        4.94         74

-
12/31/05        4.36%        57%
12/31/06        6.26         61
12/31/07        6.24         91
12/31/08        5.89         32
12/31/09        4.88         74

--------
*  Inception date of class.
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load but does include expense reimbursements.
(3)Net of the following expense reimbursements, if applicable (based on average daily net assets) (See Note 5):

                     12/31/05 12/31/06   12/31/07 12/31/08 12/31/09
                     -------- --------   -------- -------- --------
            Class A.     --     1.81%(4)   0.59%    0.65%    0.55%
            Class C.   0.57     0.64       0.65     0.73     0.66

(4)Annualized

See Notes to Financial Statements

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO PROFILE -- DECEMBER 31, 2009 -- (UNAUDITED)

      INDUSTRY ALLOCATION*
      Media.......................................................  18.3%
      Repurchase Agreement........................................   6.1
      Hotels, Restaurants & Leisure...............................   6.1
      Diversified Financial Services..............................   5.8
      Chemicals...................................................   5.3
      Commercial Services & Supplies..............................   4.2
      IT Services.................................................   4.1
      Oil, Gas & Consumable Fuels.................................   3.6
      Auto Components.............................................   3.3
      Specialty Retail............................................   2.9
      Software....................................................   2.7
      Insurance...................................................   2.6
      Road & Rail.................................................   2.6
      Household Products..........................................   2.2
      Food & Staples Retailing....................................   2.2
      Industrial Conglomerates....................................   2.0
      Building Products...........................................   1.9
      Airlines....................................................   1.7
      Health Care Equipment & Supplies............................   1.6
      Machinery...................................................   1.6
      Energy Equipment & Services.................................   1.5
      Industrial Power Producers & Energy Traders.................   1.4
      Health Care Providers & Services............................   1.3
      Containers & Packaging......................................   1.2
      Multi Utilities.............................................   1.2
      Capital Markets.............................................   1.2
      Automobiles.................................................   1.2
      Semiconductors & Semiconductor Equipment....................   1.1
      Distributors................................................   0.9
      Marine......................................................   0.9
      Multiline Retail............................................   0.8
      Communications Equipment....................................   0.8
      Aerospace & Defense.........................................   0.8
      Registered Investment Companies.............................   0.7
      Real Estate Management & Development........................   0.7
      Electrical Equipment........................................   0.6
      Diversified Consumer Services...............................   0.6
      Wireless Telecommunication Services.........................   0.6
      Internet Software & Services................................   0.6
      Electric Utilities..........................................   0.6
      Pharmaceuticals.............................................   0.5
      Metals & Mining.............................................   0.5
      Transportation Infrastructure...............................   0.5
      Internet & Catalog Retail...................................   0.4
      Professional Services.......................................   0.4
      Diversified Telecommunication Services......................   0.4
      Energy -- Alternate Sources.................................   0.3
      Gas Utilities...............................................   0.3
      Electronic Equipment, Instruments & Components..............   0.2
      Textiles, Apparel & Luxury Goods............................   0.2
      Paper & Forest Products.....................................   0.2
      Food Products...............................................   0.1
      Publishing..................................................   0.1
                                                                   -----
                                                                   103.6%
                                                                   =====

         CREDIT QUALITY+#

                               BBB-.......   0.4%
                               BB+........   1.4
                               BB.........   5.6
                               BB-........   9.7
                               B+.........  22.2
                               B..........  12.1
                               B-.........  13.5
                               CCC+.......   4.2
                               CCC........   3.5
                               CCC-.......   1.9
                               CC.........   1.0
                               D..........   3.6
                               Not Rated@.  20.9
                                           -----
                                           100.0%
                                           =====

--------
*  Calculated as a percentage of net assets.
@ Represents debt issues that either have no rating, or the rating is unavailable from the data source.
+  Source: Standard and Poor's
# Calculated as a percentage of total debt issues, excluding short-term securities.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2009


                                                    RATINGS/(1)/
                                                    (UNAUDITED)
                                                    ------------
                                                                 INTEREST  MATURITY  PRINCIPAL  MARKET VALUE
       INDUSTRY DESCRIPTION              TYPE       MOODY'S S&P    RATE    DATE/(2)/  AMOUNT      (NOTE 2)
------------------------------------------------------------------------------------------------------------
LOANS(3)(4) -- 92.6%
AEROSPACE & DEFENSE -- 0.8%
  TASC, Inc........................ BTL-A             Ba2    BB    3.25%   12/18/14  $  383,333 $    384,931
  TASC, Inc........................ BTL-B             Ba2    BB    6.56    12/18/15     766,667      771,618
  Wesco International, Inc......... 2nd Lien          B3     B-    5.99    03/29/14     800,000      714,000
                                                                                                ------------
                                                                                                   1,870,549
                                                                                                ------------
AIRLINES -- 1.7%
  Continental Airlines, Inc........ BTL-A1            NR     NR    3.63    06/03/11     285,714      271,429
  Continental Airlines, Inc........ BTL-A2            NR     NR    3.63    06/01/11     714,286      678,571
  Delta Air Lines, Inc............. 2nd Lien          NR    BB-    3.53    04/30/14     975,000      816,156
  United Airlines, Inc............. Tranche B         B3     B+    2.31    02/01/14   1,394,444    1,098,125
  US Airways Group, Inc............ BTL               B3     B+    2.78    03/23/14   1,460,000      993,321
                                                                                                ------------
                                                                                                   3,857,602
                                                                                                ------------
AUTO COMPONENTS -- 3.3%
  Allison Transmission, Inc........ BTL-B             B2     B   2.99-3.04 08/07/14     940,810      866,251
  Federal Mogul Corp............... BTL-B             NR     NR    2.17    12/27/15   1,655,405    1,394,679
  Federal Mogul Corp............... BTL-C             Ba3    B+    2.17    12/27/15     844,595      711,571
  FleetPride Corp.................. BTL-B             Ba3   BB-  2.75-2.78 06/28/13     226,563      193,711
  Lear Corp........................ BTL-B             Ba2   BB-    7.50    11/09/14   1,120,313    1,127,782
  United Components, Inc........... Tranche D         B1     B+    2.25    06/30/12   1,066,465      987,813
  Veyance Technologies, Inc........ 1st Lien          NR     NR    2.74    07/31/14   2,565,937    2,102,999
  Veyance Technologies, Inc........ Delayed Draw      NR     NR    2.74    07/31/14     367,500      301,197
                                                                                                ------------
                                                                                                   7,686,003
                                                                                                ------------
AUTOMOBILES -- 1.2%
  Ford Motor Co.................... BTL-B             Ba3    B-    3.29    12/15/13   3,000,000    2,787,501
                                                                                                ------------
BUILDING PRODUCTS -- 1.9%
  Brand Services, Inc.............. BTL               NR     B     2.56    02/07/14   1,945,000    1,811,281
  Brand Services, Inc.............. BTL-B2            NR     B     3.56    02/07/14     977,500      912,741
  Building Materials Holding Corp.. Junior 2nd Lien   B2     NR    6.06    09/15/14     714,286      658,929
  Building Materials Holding Corp.. BTL               Ba3    BB    3.00    02/22/14     970,409      902,178
  PGT Industries, Inc.............. BTL-A2            NR     NR    7.25    02/14/12     248,780      192,805
                                                                                                ------------
                                                                                                   4,477,934
                                                                                                ------------
CAPITAL MARKETS -- 1.2%
  Nuveen Investments, Inc.......... BTL-B             B3     B     3.28    11/13/14   1,000,000      879,250
  Tensar Earth Technologies, Inc... BTL-B             B3    CCC+   3.78    10/31/12     831,826      657,142
  TPF Generation Holdings LLC...... 2nd Lien          B3     B+  4.48-4.50 12/15/14   1,500,000    1,288,125
                                                                                                ------------
                                                                                                   2,824,517
                                                                                                ------------

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2009 -- (CONTINUED)

                                                       RATINGS/(1)/
                                                       (UNAUDITED)
                                                       ------------
                                                                    INTEREST  MATURITY  PRINCIPAL  MARKET VALUE
         INDUSTRY DESCRIPTION                TYPE      MOODY'S S&P    RATE    DATE/(2)/  AMOUNT      (NOTE 2)
---------------------------------------------------------------------------------------------------------------
CHEMICALS -- 5.3%
  AZ Chemicals, Inc.................... 1st Lien         B1    BB-    2.24%   02/28/13  $  847,320 $    819,782
  Brenntag AG.......................... BTL              NR     B+  1.98-2.74 01/18/14      47,975       46,296
  Brenntag AG.......................... BTL-B2           NR     B+    1.98    01/18/14     158,762      153,205
  Cognis GmbH.......................... BTL-C            NR     NR    2.25    09/15/13   1,000,000      935,000
  Cristal Inorganic Chemicals US, Inc.. 1st Lien         B1     B     2.50    05/15/14     890,236      803,438
  Ferro Corp........................... BTL              NR     NR  6.25-6.29 06/06/12     651,262      633,352
  Hexion Specialty Chemicals, Inc...... BTL-C1           B1    CCC+   2.56    05/05/13   1,044,838      914,234
  Hexion Specialty Chemicals, Inc...... BTL-C2           NR     NR    2.56    05/05/13     172,215      150,688
  Huntsman International LLC........... BTL-B           Ba2     B+    1.98    04/21/14   2,848,978    2,700,423
  Huntsman International LLC........... BTL-C           Ba2     B+    2.48    06/23/16     310,000      295,275
  Ineos US Finance LLC................. BTL-B           Caa1    B-    7.50    12/16/13     671,681      610,390
  Ineos US Finance LLC................. BTL-C           Caa1    B-    10.00   12/16/14     671,497      610,223
  LyondellBasell Industries(5)(8)...... DIP              NR     NR    13.00   12/15/09     374,526      391,660
  LyondellBasell Industries(5)......... Dutch TL-A       NR     NR    3.73    12/20/13      57,188       42,713
  LyondellBasell Industries(5)......... Dutch Revolver   NR     NR    3.73    12/20/13      25,265       18,870
  LyondellBasell Industries(5)......... GRM TL-B1        NR     NR    3.98    12/22/14      72,533       54,173
  LyondellBasell Industries(5)......... GRM TL-B2        NR     NR    3.98    12/22/14      72,533       54,173
  LyondellBasell Industries(5)......... GRM TL-B3        NR     NR    3.98    12/22/14      72,533       54,173
  LyondellBasell Industries(5)......... BTL-A           Ba2     BB    3.73    12/20/13     180,513      134,482
  LyondellBasell Industries(5)......... BTL-B1           NR     NR    7.00    12/22/14     314,742      234,876
  LyondellBasell Industries(5)......... BTL-B2           NR     NR    7.00    12/22/14     314,742      234,482
  LyondellBasell Industries(5)......... BTL-B3           NR     NR    7.00    12/22/14     314,742      234,482
  LyondellBasell Industries(5)......... Revolver         NR     NR    3.73    12/20/13      94,743       70,584
  LyondellBasell Industries(5)......... Roll-up TL       NR     NR  5.79-6.56 12/15/09     560,595      583,720
  Momentive Performance................ BTL-B1           B1    CCC+   2.50    12/04/13   1,000,000      904,500
  Solutia, Inc......................... BTL             Ba3     B+    7.25    02/28/14     741,117      754,086
                                                                                                   ------------
                                                                                                     12,439,280
                                                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES -- 3.2%
  ATI Schools.......................... BTL-B            B1     B     3.25    12/28/14   1,000,000      975,000
  Audio Visual Services Group, Inc..... 2nd Lien         NR     NR    5.76    08/28/14   1,077,040      156,171
  Entegra Power Group LLC.............. 2nd Lien         B3     B+    2.75    04/19/14     443,250      377,871
  Key Safety Systems, Inc.............. 1st Lien         NR     BB  2.48-2.50 03/08/14   1,458,641    1,083,041
  Ozburn-Hessey Holding Co. LLC........ BTL              B1     B   3.50-3.53 08/10/12     498,487      474,809
  Protection One, Inc.................. BTL              NR     BB    6.25    03/31/14     622,842      600,264
  Reynolds Group Holdings, Inc......... BTL-B            B1    BB-    6.25    11/05/15     990,000      997,425
  Spectrum Brands, Inc................. BTL              B3     B-    8.50    06/30/12   1,000,000      992,188
  ValleyCrest Cos...................... 1st Lien         NR     NR    2.29    10/04/13     955,135      878,724
  World Color (USA) Corp............... BTL             Ba3     B+    9.00    07/21/12     998,194    1,005,057
                                                                                                   ------------
                                                                                                      7,540,550
                                                                                                   ------------
COMMUNICATIONS EQUIPMENT -- 0.8%
  Aeroflex, Inc........................ BTL-B1          Ba3    BB-    3.56    08/15/14   1,980,126    1,818,418
                                                                                                   ------------
CONTAINERS & PACKAGING -- 1.2%
  Berry Plastics Corp.................. BTL-C            B1     B     2.25    04/03/15     994,885      868,348
  Consolidated Container Co............ 2nd Lien        Caa1   CCC    5.75    09/28/14   1,250,000    1,047,916
  Graham Packaging Co. LP.............. BTL-B            B1     B+    2.50    10/07/11      84,600       83,437
  Graham Packaging Co. LP.............. BTL-C            B1     B+    6.75    04/05/14     846,705      854,231
                                                                                                   ------------
                                                                                                      2,853,932
                                                                                                   ------------
DISTRIBUTORS -- 0.9%
  CDW Corp............................. BTL-B            B2     B-    4.23    10/12/14   2,493,734    2,155,744
                                                                                                   ------------
DIVERSIFIED CONSUMER SERVICES -- 0.6%
  Vertrue, Inc......................... BTL             Ba3     B     3.26    08/18/14   1,250,000    1,025,000
  Vertrue, Inc......................... 2nd Lien        Caa1   CCC+   7.26    08/14/15     605,000      408,375
                                                                                                   ------------
                                                                                                      1,433,375
                                                                                                   ------------

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2009 -- (CONTINUED)

                                                                     RATINGS/(1)/
                                                                     (UNAUDITED)
                                                                     ------------
                                                                                  INTEREST  MATURITY  PRINCIPAL  MARKET VALUE
                 INDUSTRY DESCRIPTION                       TYPE     MOODY'S S&P    RATE    DATE/(2)/  AMOUNT      (NOTE 2)
-----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 5.8%
  BLB Management Services, Inc.+(5)(7)................. 1st Lien       NR     B+    4.75%   08/11/11  $  244,571 $    152,857
  BLB Management Services, Inc.+(5)(7)................. 2nd Lien       NR     B-    6.50    07/18/12     250,000       16,875
  Bridge Information Systems, Inc. +@# (5)(6).......... BTL-B          NR     NR    6.25    05/29/05     356,779            0
  BRSP LLC............................................. BTL            B2     NR    7.50    06/17/14     976,760      957,224
  CIT Group, Inc....................................... BTL-A          NR     NR    9.50    01/20/12   6,000,000    6,165,000
  Fox Acquisition LLC.................................. BTL-B          B2     B     7.50    07/14/15     997,475      942,614
  LPL Holdings, Inc.................................... Tranche D     Ba3     B+    2.00    06/28/13   1,954,774    1,843,596
  National Processing Co. LLC.......................... 1st Lien       B2     B+  5.25-7.00 09/29/12   1,213,211    1,163,166
  National Processing Co. LLC.......................... 2nd Lien      Caa2   CCC+   10.75   09/29/14     500,000      445,000
  Pinnacle Foods Group, Inc............................ BTL-B          B2     B     2.99    04/02/14     975,000      911,218
  Universal City Apartment Holding..................... BTL-B         Ba2     B+    6.50    10/20/14     870,000      874,568
                                                                                                                 ------------
                                                                                                                   13,472,118
                                                                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%
  West Corp............................................ BTL-B2         B1    BB-    2.61    10/24/13     994,885      940,166
                                                                                                                 ------------
ELECTRIC UTILITIES -- 0.6%
  KGen Power Corp...................................... LOC            B1     BB    2.06    02/08/14     375,000      356,250
  KGen Power Corp...................................... BTL            B1     BB    2.00    02/08/14     606,250      575,938
  La Paloma Generating Co.............................. Delayed Draw   B3     B-    2.00    08/16/12      14,464       12,439
  La Paloma Generating Co.............................. LOC            B3     B-    1.98    08/16/12      32,787       28,197
  La Paloma Generating Co.............................. 1st Lien       B3     B-    2.00    08/16/12     181,615      156,189
  La Paloma Generating Co.............................. 2nd Lien      Caa2   CCC-   3.75    08/16/13     250,000      183,250
  Mach Gen LLC......................................... LOC           Ba3    BB-    2.28    02/22/13      88,760       81,215
                                                                                                                 ------------
                                                                                                                    1,393,478
                                                                                                                 ------------
ELECTRICAL EQUIPMENT -- 0.6%
  Generac Power Systems, Inc........................... 2nd Lien       NR     NR    6.28    05/10/14   1,000,000      920,000
  NSG Holdings II LLC.................................. LOC           Ba2     BB    1.75    06/15/14     102,041       93,878
  NSG Holdings II LLC.................................. BTL           Ba2     BB    1.75    06/15/14     498,882      458,972
                                                                                                                 ------------
                                                                                                                    1,472,850
                                                                                                                 ------------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.2%
  X-Rite, Inc.......................................... 1st Lien       B2     B+  6.75-7.50 10/24/12     582,513      503,145
                                                                                                                 ------------
ENERGY EQUIPMENT & SERVICES -- 1.3%
  Big West Oil LLC(5).................................. Delayed Draw   NR     D     4.50    05/15/14   1,092,342    1,048,648
  Big West Oil LLC(5).................................. BTL-B         Caa3    NR    4.50    05/15/14     868,908      834,152
  MEG Energy Corp...................................... BTL-D          B2    BB+    6.00    04/03/16   1,246,875    1,234,406
                                                                                                                 ------------
                                                                                                                    3,117,206
                                                                                                                 ------------
FOOD & STAPLES RETAILING -- 2.2%
  Best Brands Corp..................................... BTL-C         Caa2   CCC    12.00   06/12/13   1,671,666    1,379,124
  Rite Aid Corp........................................ BTL-B2         B3     B+    1.99    06/04/14     994,937      936,235
  Rite Aid Corp........................................ BTL-4          B3     B+    9.50    06/10/15   1,000,000    1,038,281
  Smart & Final, Inc................................... Delayed Draw   NR     B   3.25-3.26 05/31/14     402,010      368,342
  Smart & Final, Inc................................... 1st Lien       B3     B   3.23-3.26 05/31/14     572,915      524,933
  Smart & Final, Inc................................... 2nd Lien      Caa2   CCC    7.78    11/30/14   1,040,994      879,640
                                                                                                                 ------------
                                                                                                                    5,126,555
                                                                                                                 ------------
FOOD PRODUCTS -- 0.1%
  Fresh Start Bakeries, Inc............................ 2nd Lien       NR     NR    6.00    03/29/14     250,000      207,500
                                                                                                                 ------------
GAS UTILITIES -- 0.3%
  Targa Resources, Inc................................. BTL-B          B1    BB-    2.23    01/06/16     670,000      672,513
                                                                                                                 ------------

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2009 -- (CONTINUED)

                                                                    RATINGS/(1)/
                                                                    (UNAUDITED)
                                                                    ------------
                                                                                 INTEREST  MATURITY  PRINCIPAL  MARKET VALUE
               INDUSTRY DESCRIPTION                       TYPE      MOODY'S S&P    RATE    DATE/(2)/  AMOUNT      (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.6%
  AMR/EmCare Holdings............................... BTL              B2     B+    2.23%   02/15/12  $  570,756 $    550,780
  Butler Animal Health Supply LLC................... BTL-B            B1    BB-    13.00   11/30/16     690,000      692,588
  Gambro AB......................................... BTL-B            NR     NR    2.77    06/05/14     430,973      382,847
  Gambro AB......................................... BTL-C            NR     NR    3.27    06/05/15     430,973      382,847
  PTS Pharmaceuticals............................... BTL-B           Ba3    BB-    2.48    04/10/14   1,950,000    1,664,813
                                                                                                                ------------
                                                                                                                   3,673,875
                                                                                                                ------------
HEALTH CARE PROVIDERS & SERVICES -- 1.3%
  Alliance HealthCare Services, Inc................. BTL-B           Ba3    BB-    5.50    06/01/16     335,000      331,231
  Community Health Systems, Inc..................... Delayed Draw    Ba3     BB    2.51    07/25/14      97,078       91,766
  Community Health Systems, Inc..................... BTL              NR     NR    2.51    07/15/14   1,899,332    1,795,396
  RehabCare Group, Inc.............................. BTL-B           Ba3     BB    6.00    11/24/15     495,000      491,030
  Team Health, Inc.................................. BTL-B            B1     BB  2.25-2.29 11/23/12     240,000      228,600
                                                                                                                ------------
                                                                                                                   2,938,023
                                                                                                                ------------
HOTELS, RESTAURANTS & LEISURE -- 6.1%
  24 Hour Fitness Worldwide, Inc.................... BTL-B           Ba3     B+  2.76-2.79 06/08/12   1,925,000    1,802,281
  CCM Merger, Inc................................... BTL-B            B3    BB-    8.50    07/21/12     427,910      418,817
  Fairmont Hotels and Resorts....................... BTL-B            NR     NR    6.50    05/11/11     305,031      227,248
  Gateway Casinos & Entertainment, Inc.+(7)......... Delayed Draw     B3    CCC-   2.79    09/30/14     497,500      414,169
  Gateway Casinos & Entertainment, Inc.+(7)......... 1st Lien         B3    CCC-   2.79    09/30/14   2,456,250    2,044,828
  Golden Nugget, Inc................................ 1st Lien        Caa3    CC    2.26    06/30/14   1,266,364      847,672
  Golden Nugget, Inc................................ Delayed Draw    Caa3    CC  2.26-2.29 06/30/14     720,909      482,559
  Green Valley Ranch Gaming LLC..................... 2nd Lien         Ca    BB-    3.50    08/06/14   1,000,000      170,000
  Isle of Capri Casinos, Inc........................ BTL              B1     B+    2.00    07/26/14   1,100,388    1,035,587
  Isle of Capri Casinos, Inc........................ Delayed Draw A   B1     B+    1.98    07/26/14     331,815      312,275
  Isle of Capri Casinos, Inc........................ Delayed Draw B   B1     B+    1.98    07/26/14     440,155      414,235
  Las Vegas Sands, Inc.............................. BTL              B3     B-    2.01    05/23/14   2,925,000    2,569,820
  NPC International, Inc............................ BTL             Ba3     B+  1.99-2.04 09/29/13   1,474,594    1,387,962
  Quizno's LLC...................................... 1st Lien         NR     NR    2.56    05/05/13   2,162,730    1,777,044
  Travelport, Inc................................... BTL-B           Ba3     NR    2.78    08/23/13     261,577      250,297
                                                                                                                ------------
                                                                                                                  14,154,794
                                                                                                                ------------
HOUSEHOLD PRODUCTS -- 2.2%
  American Achievement Corp......................... BTL-B            B1     B+  6.25-6.50 03/25/11     224,215      213,004
  Diversey, Inc..................................... BTL-B           Ba2    BB-    5.50    11/23/15   1,150,000    1,160,781
  Huish Detergents, Inc............................. 1st Lien        Ba2     BB    2.01    04/26/14   1,950,000    1,833,000
  KIK Custom Products............................... CND TL           NR     NR    2.54    05/31/14     354,354      294,114
  KIK Custom Products............................... BTL              B3    CCC+   2.54    05/24/14   2,067,067    1,715,666
                                                                                                                ------------
                                                                                                                   5,216,565
                                                                                                                ------------
INDUSTRIAL CONGLOMERATES -- 2.0%
  Dresser, Inc...................................... 2nd Lien         B3     B-  5.99-6.02 05/04/15   1,000,000      942,500
  GenTek, Inc....................................... BTL              B1     B+    4.30    10/29/14   1,125,000    1,137,422
  Harland Clarke Holdings Corp...................... BTL-B            B1     B+  2.73-2.75 04/04/14   1,989,796    1,683,865
  Sequa Corp........................................ BTL-B            B2     B-  3.51-3.94 12/03/14   1,000,000      895,625
                                                                                                                ------------
                                                                                                                   4,659,412
                                                                                                                ------------
INDUSTRIAL POWER PRODUCERS & ENERGY TRADERS -- 0.2%
  Calpine Corp...................................... BTL              B2     B+    3.14    03/29/14     574,666      544,784
                                                                                                                ------------
INSURANCE -- 2.6%
  Alliant Holdings, Inc............................. BTL-B            B2     B     3.25    08/21/14     977,500      896,856
  Amwins Group, Inc................................. 1st Lien         B2     B-    2.76    06/08/13   1,950,000    1,701,375
  Hub International Holdings, Inc................... BTL              B2     B     2.75    06/13/14   2,389,706    2,198,529
  Hub International Holdings, Inc................... Delayed Draw     B2     B     2.75    06/13/14     537,147      494,175
  USI Holdings Corp................................. BTL-B            B2     B-    3.01    05/04/14     977,444      872,368
                                                                                                                ------------
                                                                                                                   6,163,303
                                                                                                                ------------

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2009 -- (CONTINUED)

                                                         RATINGS/(1)/
                                                         (UNAUDITED)
                                                         ------------
                                                                       INTEREST  MATURITY  PRINCIPAL  MARKET VALUE
           INDUSTRY DESCRIPTION                 TYPE     MOODY'S S&P     RATE    DATE/(2)/  AMOUNT      (NOTE 2)
------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL -- 0.4%
  Affinity Group, Inc...................... BTL            B1     CC    12.75%   03/31/10  $  833,712 $    787,858
  Affinity Group, Inc...................... BTL-A          B1     CC    12.75    03/31/10     181,518      171,534
                                                                                                      ------------
                                                                                                           959,392
                                                                                                      ------------
INTERNET SOFTWARE & SERVICES -- 0.6%
  Skype Technologies SA.................... BTL            B1     B+     9.00    11/19/14   1,370,000    1,411,784
                                                                                                      ------------
IT SERVICES -- 4.1%
  First Data Corp.......................... BTL-B1         B1     B+  2.98-3.00  09/24/14   1,960,012    1,744,411
  First Data Corp.......................... BTL-B2         B1     B+     3.00    09/24/14     496,193      442,728
  First Data Corp.......................... BTL-B3         B1     B+     3.00    09/24/14     977,500      868,753
  iPayment, Inc............................ BTL-B          B1     B-  2.23-2.25  05/10/13   1,744,966    1,609,731
  Sabre Holdings Corp...................... BTL-B          B1     B   2.48-2.49  09/30/14   1,443,615    1,315,494
  Sungard Data Systems, Inc................ BTL-B         Ba3     BB  3.87-3.90  02/28/16     958,397      937,312
  TransFirst Holdings, Inc................. BTL-B          NR     B      3.01    06/15/14   2,929,887    2,600,275
                                                                                                      ------------
                                                                                                         9,518,704
                                                                                                      ------------
MACHINERY -- 1.6%
  Accuride Corp.(5)........................ BTL-B          NR     NR     9.25    01/31/12   1,071,364    1,071,922
  Gleason Corp............................. BTL-B          NR     NR  2.00-2.06  06/23/13     974,912      945,665
  Manitowoc Co., Inc....................... BTL-B          B1     BB     7.50    11/07/14     867,500      843,644
  NACCO Materials Handling Group, Inc...... BTL            NR     NR  2.23-2.52  03/21/13     969,849      785,578
                                                                                                      ------------
                                                                                                         3,646,809
                                                                                                      ------------
MARINE -- 0.9%
  Dockwise Transport BV.................... BTL-B          NR     NR     2.00    04/01/15     229,538      221,963
  Dockwise Transport BV.................... BTL-B2         NR     NR     2.03    04/01/15     469,635      454,137
  Dockwise Transport BV.................... BTL-C          NR     NR     3.16    04/01/16     192,401      186,051
  Dockwise Transport BV.................... BTL-C2         NR     NR     3.16    04/01/16     469,635      454,137
  Dockwise Transport BV.................... BTL-D          NR     NR     4.75    07/12/16     241,913      226,491
  Dockwise Transport BV.................... BTL-D2         NR     NR     4.78    07/12/16     483,825      452,981
                                                                                                      ------------
                                                                                                         1,995,760
                                                                                                      ------------
MEDIA -- 17.9%
  Advanstar Communications, Inc............ 1st Lien      Caa2   CCC+    2.50    05/31/14   1,952,444    1,343,931
  Caribe Information Investment, Inc....... BTL-B          B2    CCC+ 2.49-2.54  03/31/13   1,676,157    1,173,310
  Century -- TCI California LP+@#(5)....... Revolver       NR     NR     6.50    12/31/07      10,000            0
  Cequel Communications LLC................ BTL            NR     NR  2.26-4.25  11/05/13   1,656,224    1,575,483
  Charter Communications Operating LLC..... BTL           Ba2     B+     2.26    03/06/14   3,974,709    3,734,569
  Cinram International, Inc................ BTL-B          B2     B   2.28-2.48  05/05/11     822,615      713,619
  Citadel Broadcasting Co.+(5)............. BTL-B          NR     D      1.99    06/12/14   6,178,317    4,627,300
  Cumulus Media, Inc....................... BTL           Caa1    B-     4.23    06/11/14   1,698,374    1,452,110
  Fender Musical Instruments Corp.......... Delayed Draw   B2     B+     2.54    06/06/14     329,167      281,438
  Fender Musical Instruments Corp.......... BTL-B          B2     B+     2.51    06/07/14     650,000      555,750
  Formula One Holdings..................... BTL-B1         NR     NR     2.36    12/31/13   1,120,285    1,015,103
  Formula One Holdings..................... BTL-B2         NR     NR     2.36    12/31/13     756,721      685,673
  Formula One Holdings..................... BTL-D2         NR     NR     3.73    06/30/14   1,500,000    1,284,167
  GateHouse Media Operating, Inc........... Delayed Draw   Ca    CCC     2.24    08/28/14     815,217      300,611
  GateHouse Media Operating, Inc........... BTL-B          Ca    CCC     2.24    08/28/14   3,184,783    1,174,389
  GateHouse Media Operating, Inc........... BTL-C          NR     NR     2.49    08/28/14   1,000,000      368,750
  Gray Television, Inc..................... BTL-B         Caa1   CCC     3.79    12/31/14     856,009      748,651
  Hicks Sports Group+(7)................... BTL-B          NR     NR     6.75    12/22/10   3,000,000    2,512,500
  HIT Entertainment, Ltd................... BTL            B1     B+     2.53    08/05/12     896,357      773,108
  HIT Entertainment, Ltd................... 2nd Lien      Caa2   CCC     5.78    02/05/13   1,000,000      550,000
  Idearc, Inc.@............................ BTL-B          NR     NR     6.25    12/31/15     771,501      760,892
  Idearc, Inc.@............................ BTL-B          NR     NR     6.25    11/17/14     850,673            0
  Local Insight Regatta Holdings, Inc...... BTL            B2     B-     7.75    04/23/15     721,315      569,839
  Media Communiations LLC.................. BTL-D         Ba3    BB-     5.50    03/31/17     962,588      896,891
  Metro-Goldwyn-Mayer Studios, Inc.+(7)(9). BTL-B          NR     NR    20.50    03/15/12   2,887,500    1,867,595
  Mission Broadcasting, Inc................ BTL-B          B1     B      5.00    10/01/12   1,164,509    1,094,638

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2009 -- (CONTINUED)

                                                            RATINGS/(1)/
                                                            (UNAUDITED)
                                                            ------------
                                                                         INTEREST  MATURITY  PRINCIPAL  MARKET VALUE
            INDUSTRY DESCRIPTION                   TYPE     MOODY'S S&P    RATE    DATE/(2)/  AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------------------------------------------
MEDIA -- (CONTINUED)
  Nexstar Broadcasting, Inc................... BTL-B          NR     B+    5.00%   10/01/12  $1,100,905 $  1,034,851
  NextMedia Operating, Inc.+(5)(7)............ 2nd Lien       NR     D     9.25    11/15/13     506,366      200,014
  Nielsen Finance LLC......................... BTL           Ba3     B+    2.23    08/09/13   1,287,160    1,207,517
  Sinclair Television Group, Inc.............. BTL-B         Ba2    BB-    6.50    10/16/15   1,490,000    1,498,381
  Spanish Broadcasting Systems, Inc........... 1st Lien      Caa3   CCC+   2.01    06/10/12     952,500      795,338
  Tribune Co.+(5)(7).......................... BTL-B          NR     NR    6.50    05/17/14   3,925,075    2,036,133
  Univision Communications, Inc............... BTL-B          B2     B-    2.50    09/29/14   4,000,000    3,490,000
  WideOpenWest Finance LLC.................... BTL            B1     B-  2.76-4.75 06/18/14     992,500      917,236
  Yell Group, Ltd............................. BTL-B          NR     NR    3.98    10/27/12     845,147      635,269
                                                                                                        ------------
                                                                                                          41,875,056
                                                                                                        ------------
METALS & MINING -- 0.5%
  Aleris International, Inc.(5)(8)............ DIP            NR    BB-    13.00   05/13/10      92,655       94,971
  Aleris International, Inc.(5)............... BTL-C1         NR    BB-    4.25    12/19/13     175,092      133,507
  Novelis, Inc................................ BTL-B         Ba3     BB  2.24-2.26 07/06/14     742,692      680,890
  Novelis, Inc................................ BTL            NR     NR    2.24    07/06/14     252,220      231,232
                                                                                                        ------------
                                                                                                           1,140,600
                                                                                                        ------------
MULTI UTILITIES -- 1.2%
  Texas Competitive Electric Holdings Co. LLC. BTL-B1         B1     B+  3.75-3.78 10/10/14   1,984,772    1,617,589
  Texas Competitive Electric Holdings Co. LLC. BTL-B2         B1     B+  3.73-3.75 10/10/14   1,484,810    1,212,904
                                                                                                        ------------
                                                                                                           2,830,493
                                                                                                        ------------
MULTILINE RETAIL -- 0.8%
  Neiman Marcus Group, Inc.................... BTL-B          B3    BB-    2.26    04/06/13   1,254,116    1,140,350
  RGIS LLC.................................... Delayed Draw   B1     B-    2.75    04/30/14      45,153       39,763
  RGIS LLC.................................... BTL-B          B1     B-  2.75-2.78 04/30/14     903,061      795,258
                                                                                                        ------------
                                                                                                           1,975,371
                                                                                                        ------------
OIL, GAS & CONSUMABLE FUELS -- 2.6%
  Alon USA, Inc. (Edgington Facility)......... BTL            B1    BB-    2.48    06/22/13      26,805       22,729
  Alon USA, Inc. (Paramount Facility)......... BTL            B1    BB-  2.48-2.51 06/22/13     214,444      181,831
  ATP Oil & Gas Corp.......................... BTL-B1         NR     NR    11.25   07/15/14   2,401,668    2,340,500
  ATP Oil & Gas Corp.......................... BTL-B2         NR     NR    11.75   01/15/11     373,170      363,666
  Coffeyville Resources LLC................... BTL-B          B2     B     8.50    12/28/13     518,382      520,585
  NE Energy, Inc.............................. 2nd Lien       B3    CCC+   4.81    05/01/14     250,000      212,500
  Pilot Travel Centers LLC.................... BTL-B         Ba2    BBB-   1.81    11/12/15     965,000      972,474
  Venoco, Inc................................. 2nd Lien       B3    BB-    4.25    05/07/14   1,513,971    1,367,779
                                                                                                        ------------
                                                                                                           5,982,064
                                                                                                        ------------
PAPER & FOREST PRODUCTS -- 0.2%
  MMGS Packaging Acquisition.................. 2nd Lien       NR     NR    5.76    03/07/15     500,000      357,500
                                                                                                        ------------
PHARMACEUTICALS -- 0.5%
  Warner Chilcott PLC......................... Tranche B1     B1    BB+    5.75    04/30/15     222,034      222,778
  Warner Chilcott PLC......................... Tranche B2     NR     NR    5.75    04/30/15     488,475      490,112
  Warner Chilcott PLC......................... BTL-A          B1    BB+    5.50    10/30/14     444,068      445,557
                                                                                                        ------------
                                                                                                           1,158,447
                                                                                                        ------------
PROFESSIONAL SERVICES -- 0.4%
  Bankruptcy Management Solutions, Inc........ 2nd Lien      Caa3    B+    6.48    07/31/13     241,875       19,350
  CHG Cos., Inc............................... 2nd Lien       NR     NR    6.28    01/08/14   1,000,000      900,000
                                                                                                        ------------
                                                                                                             919,350
                                                                                                        ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.7%
  Realogy Corp................................ CLTL          Caa1   CCC-   3.25    10/10/13     408,912      364,614
  Realogy Corp................................ BTL           Caa1   CCC-   3.29    10/10/13   1,518,816    1,354,278
                                                                                                        ------------
                                                                                                           1,718,892
                                                                                                        ------------

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2009 -- (CONTINUED)

                                                               RATINGS/(1)/
                                                               (UNAUDITED)
                                                               ------------
                                                                             INTEREST  MATURITY  PRINCIPAL  MARKET VALUE
              INDUSTRY DESCRIPTION                    TYPE     MOODY'S S&P     RATE    DATE/(2)/  AMOUNT      (NOTE 2)
------------------------------------------------------------------------------------------------------------------------
ROAD & RAIL -- 2.6%
  Cardinal Logistics Management, Inc............. 2nd Lien       NR     NR    15.50%   03/28/14  $1,002,333 $    100,233
  Greatwide Logistics Services, Inc.+(5)(7)...... 2nd Lien       NR     B      9.31    06/05/14   1,000,000      150,000
  Neff Corp...................................... 2nd Lien       Ca     NR     3.78    11/30/14     500,000       92,500
  NES Rentals Holdings........................... 2nd Lien      Caa2    D      7.13    07/20/13   2,157,140    1,542,355
  NES Tanks...................................... 2nd Lien       NR     NR     4.03    04/06/14     500,000      285,000
  Rental Service Corp............................ 2nd Lien      Caa1    B-     3.79    11/30/13   1,638,949    1,533,783
  Swift Transportation Co., Inc.................. BTL-B          B3     B-     3.56    05/10/14   2,653,506    2,418,007
                                                                                                            ------------
                                                                                                               6,121,878
                                                                                                            ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.1%
  Freescale Semiconductor, Inc................... BTL-B          B2     B-     1.99    12/01/13   2,989,659    2,629,031
                                                                                                            ------------
SOFTWARE -- 2.7%
  Aspect Software, Inc........................... Tranche A-1    B1    BB-     3.25    06/29/11     286,552      268,642
  Infor Global Solutions......................... Delayed Draw   NR     B+     3.99    07/28/12     331,714      299,994
  Infor Global Solutions......................... BTL            NR     B+     3.99    04/18/11     635,786      574,989
  IPC Systems, Inc............................... 2nd Lien      Caa2   CCC     5.50    05/31/15   1,000,000      716,667
  Reynolds & Reynolds Co......................... 1st Lien      Ba2     BB     2.25    10/24/12     829,695      766,949
  Reynolds & Reynolds Co......................... 2nd Lien       B3     B      5.75    10/24/13     250,000      215,833
  Sensata Technologies BV........................ BTL-B          B2     B      2.03    04/27/13   2,687,760    2,398,826
  Verint Systems, Inc............................ BTL            NR     B+     3.49    05/25/14   1,110,000    1,046,175
                                                                                                            ------------
                                                                                                               6,288,075
                                                                                                            ------------
SPECIALTY RETAIL -- 2.9%
  Hillman Group, Inc............................. BTL-B          NR    BB-     4.77    03/01/12     612,091      609,031
  Michaels Stores, Inc........................... BTL-B          B3     B      2.56    10/31/13   1,246,762    1,129,879
  Michaels Stores, Inc........................... BTL-B2         B3     B      4.81    07/31/16   1,677,861    1,584,080
  National Bedding Co............................ 1st Lien       NR     BB     2.31    02/28/13   1,403,365    1,292,265
  National Bedding Co............................ 2nd Lien       NR    CCC+    5.31    02/28/14   1,000,000      831,667
  Petco Animal Supplies, Inc..................... BTL-B          B1     B+  2.48-2.53  10/26/13     485,000      462,569
  Simmons Co.(5)................................. BTL-C          NR     D     10.50    12/19/11     816,772      810,136
                                                                                                            ------------
                                                                                                               6,719,627
                                                                                                            ------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.2%
  Hanesbrands, Inc............................... BTL-B         Ba1    BB+     5.25    12/10/15     400,000      404,750
                                                                                                            ------------
TRANSPORTATION INFRASTRUCTURE -- 0.5%
  Central Parking Corp........................... LOC           Ba2    CCC     2.56    05/22/14     379,310      292,069
  Central Parking Corp........................... 1st Lien      Ba2    CCC     2.56    05/22/14   1,044,514      804,276
                                                                                                            ------------
                                                                                                               1,096,345
                                                                                                            ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.6%
  MetroPCS Wireless, inc......................... BTL           Ba2    BB-  2.50-2.56  11/03/13   1,488,462    1,424,738
                                                                                                            ------------
  TOTAL LOANS (cost $236,196,097)...................................................                         216,176,358
                                                                                                            ------------
CONVERTIBLE BONDS & NOTES -- 0.0%
CHEMICALS -- 0.0%
  Wellman, Inc.
   Bond
   5.00% due 01/29/19@#
   (cost $1,023,921)................................................................                 93,464        1,869
                                                                                                            ------------

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2009 -- (CONTINUED)

                                                                 PRINCIPAL   MARKET VALUE
               INDUSTRY DESCRIPTION                            AMOUNT/SHARES   (NOTE 2)
-----------------------------------------------------------------------------------------
U.S. CORPORATE BONDS & NOTES -- 4.0%
COMMERCIAL SERVICES & SUPPLIES -- 1.0%
  ACCO Brands Corp.
   Senior Sec. Notes
   10.63% due 03/15/15*...................................      $  640,000   $    704,000
  Reynolds Group Holdings, Inc.
   Senior Sec. Notes
   7.75% due 10/15/16*....................................       1,525,000      1,559,313
                                                                             ------------
                                                                                2,263,313
                                                                             ------------
ENERGY -- ALTERNATE SOURCES -- 0.3%
  Headwaters, Inc.
   Senior Notes
   11.38% due 11/01/14*...................................         750,000        781,875
                                                                             ------------
ENERGY EQUIPMENT & SERVICES -- 0.2%
  McJunkin Red Man Corp.
   Senior Notes
   9.50% due 12/15/16*....................................         545,000        532,738
                                                                             ------------
INDUSTRIAL POWER PRODUCERS & ENERGY TRADERS -- 1.2%
  Calpine Corp.
   Senior Sec. Notes
   7.25% due 10/15/17*....................................       2,902,000      2,785,920
                                                                             ------------
MEDIA -- 0.4%
  QVC, Inc.
   Senior Sec. Notes
   7.50% due 10/01/19*....................................         875,000        892,500
                                                                             ------------
OIL, GAS & CONSUMABLE FUELS -- 0.9%
  Antero Resources Corp.
   Senior Notes
   9.38% due 12/01/17*....................................         940,000        958,800
  SandRidge Energy, Inc.
   Senior Notes
   8.75% due 01/15/20*....................................       1,225,000      1,225,000
                                                                             ------------
                                                                                2,183,800
                                                                             ------------
  TOTAL U.S. CORPORATE BONDS & NOTES (cost $9,784,108)....                      9,440,146
                                                                             ------------
COMMON STOCK -- 0.1%
PUBLISHING -- 0.1%
  SuperMedia, Inc.@+# (cost $249,134).....................           3,577        125,195
                                                                             ------------
MEMBERSHIP INTEREST -- 0.1%
MEDIA -- 0.0%
  Advanstar Communications, Inc.+.........................          12,608        122,928
                                                                             ------------
OIL, GAS & CONSUMABLE FUELS -- 0.1%
  Vitruvian Exploration LLC+..............................          23,875        179,063
                                                                             ------------
  TOTAL MEMBERSHIP INTEREST (cost $2,000,000).............                        301,991
                                                                             ------------
  TOTAL LONG-TERM INVESTMENT SECURITIES (cost $249,253,260)                   226,045,559
                                                                             ------------

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2009 -- (CONTINUED)

                                                                  PRINCIPAL  MARKET VALUE
           INDUSTRY DESCRIPTION                                    AMOUNT      (NOTE 2)
 -----------------------------------------------------------------------------------------
 SHORT-TERM INVESTMENT SECURITIES -- 0.7%
 REGISTERED INVESTMENT COMPANIES -- 0.7%
   SSgA Money Market Fund
    (cost $1,738,618).......................................     $ 1,738,618 $  1,738,618
                                                                             ------------
 REPURCHASE AGREEMENT -- 6.1%
   Banc of America Securities Joint Repurchase Agreement(10)
    (cost $14,205,000)......................................      14,205,000   14,205,000
                                                                             ------------
 TOTAL INVESTMENTS -- 103.6%
   (cost $265,196,878)(11)..................................                  241,989,177
 LIABILITIES IN EXCESS OF OTHER ASSETS -- (3.6)%..............                 (8,506,763)
                                                                             ------------
 NET ASSETS -- 100.0%.........................................               $233,482,414
                                                                             ============

--------
BTL     Bank Term Loan
CLTL    Credit Linked Term Loan
CND TL  Canadian Term Loan
DIP     Debtor in Possession
Dutch TLDutch Term Loan
GRM TL  German Term Loan
LOC     Letter of Credit
NR      Security is not rated.
+       Non-income producing security
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At December 31, 2009, the aggregate value of these securities was $9,440,146 representing 4.0% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
@ Illiquid security. At December 31, 2009, the aggregate value of these securities was $886,087, representing 0.4% of net assets.
# Fair valued security. Securities are classified as Level 3 based on securities valuation inputs; see Note 2
(1)     Bank loans rated below Baa by Moody's Investor Service, Inc.
        ("Moody's") or BBB by Standard & Poor's Group ("S&P") are considered below investment grade. Ratings provided are as of December 31, 2009.
(2) Based on the stated maturity, the weighted average to maturity of the Loans held in the portfolio will be approximately 51 months. Loans in the Fund's portfolio are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
(3) The Fund invests in Senior Loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Inter-Bank Offer Rate ("LIBOR") or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. Senior Loans are generally considered to be restrictive in that the Fund is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.
(4) All loans in the portfolio were purchased through assignment agreements unless otherwise indicated.
(5)     Company has filed for Chapter 11 bankruptcy protection.
(6) Loan is in default and did not pay principal at maturity. Final outcome of Chapter 11 bankruptcy still to be determined.
(7)     Loan is in default.
(8)     Loan is subject to an unfunded loan commitment. See Note 11 for details.
(9) Company entered into a forbearance agreement under which consenting lenders extended the date by which specified payments otherwise would be due and payable to a subsequent date, subject to certain conditions.
(10)    See Note 2 for details of the Joint Repurchase Agreement.
(11)    See Note 6 for cost of investments on a tax basis.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2009 -- (CONTINUED)

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2009 (see Note 2):

                                                    LEVEL 1--UNADJUSTED  LEVEL 2--OTHER   LEVEL 3--SIGNIFICANT
                                                       QUOTED PRICES    OBSERVABLE INPUTS UNOBSERVABLE INPUTS     TOTAL
                                                    ------------------- ----------------- -------------------- ------------
Long-Term Investment Securities:
  Loans:
   Aerospace & Defense.............................        $ --           $  1,156,549        $   714,000      $  1,870,549
   Airlines........................................          --              2,907,602            950,000         3,857,602
   Auto Components.................................          --              5,109,800          2,576,203         7,686,003
   Automobiles.....................................          --              2,787,501                 --         2,787,501
   Building Products...............................          --              1,814,919          2,663,015         4,477,934
   Capital Markets.................................          --              2,167,375            657,142         2,824,517
   Chemicals.......................................          --             10,786,645          1,652,635        12,439,280
   Commercial Services & Supplies..................          --              2,367,484          5,173,066         7,540,550
   Communications Equipment........................          --              1,818,418                 --         1,818,418
   Containers & Packaging..........................          --              2,853,932                 --         2,853,932
   Distributors....................................          --              2,155,744                 --         2,155,744
   Diversified Consumer Services...................          --                     --          1,433,375         1,433,375
   Diversified Financial Services..................          --             10,957,548          2,514,570        13,472,118
   Diversified Telecommunication Services..........          --                940,166                 --           940,166
   Electric Utilities..............................          --                461,290            932,188         1,393,478
   Electrical Equipment............................          --                     --          1,472,850         1,472,850
   Electronic Equipment, Instruments & Components..          --                503,145                 --           503,145
   Energy Equipment & Services.....................          --                     --          3,117,206         3,117,206
   Food & Staples Retailing........................          --              1,974,516          3,152,039         5,126,555
   Food Products...................................          --                     --            207,500           207,500
   Gas Utilities...................................          --                     --            672,513           672,513
   Health Care Equipment & Supplies................          --              2,430,507          1,243,368         3,673,875
   Health Care Providers & Services................          --              2,709,423            228,600         2,938,023
   Hotels, Restaurants & Leisure...................          --             12,369,584          1,785,210        14,154,794
   Household Products..............................          --              1,833,000          3,383,565         5,216,565
   Industrial Conglomerates........................          --              4,659,412                 --         4,659,412
   Industrial Power Producers & Energy Traders.....          --                544,784                 --           544,784
   Insurance.......................................          --                872,368          5,290,935         6,163,303
   Internet & Catalog Retail.......................          --                     --            959,392           959,392
   Internet Software & Services....................          --              1,411,784                 --         1,411,784
   IT Services.....................................          --              7,908,973          1,609,731         9,518,704
   Machinery.......................................          --              1,915,566          1,731,243         3,646,809
   Marine..........................................          --              1,995,760                 --         1,995,760
   Media...........................................          --             32,882,476          8,992,580        41,875,056
   Metals & Mining.................................          --              1,007,093            133,507         1,140,600
   Multi Utilities.................................          --              2,830,493                 --         2,830,493
   Multiline Retail................................          --              1,140,350            835,021         1,975,371
   Oil, Gas & Consumable Fuels.....................          --              5,769,564            212,500         5,982,064
   Paper & Forest Products.........................          --                     --            357,500           357,500
   Pharmaceuticals.................................                          1,158,447                 --         1,158,447
   Professional Services...........................          --                     --            919,350           919,350
   Real Estate Management & Development............          --              1,718,892                 --         1,718,892
   Road & Rail.....................................          --              4,044,290          2,077,588         6,121,878
   Semiconductors & Semiconductor Equipment........          --              2,629,031                 --         2,629,031
   Software........................................          --              4,973,258          1,314,817         6,288,075
   Specialty Retail................................          --              6,110,596            609,031         6,719,627
   Textiles, Apparel & Luxury Goods................          --                404,750                 --           404,750
   Transportation Infrastructure...................          --              1,096,345                 --         1,096,345
   Wireless Telecommunication Services.............          --              1,424,738                 --         1,424,738
  Convertible Bonds & Notes........................          --                     --              1,869             1,869
  U.S. Corporate Bonds & Notes.....................          --              9,440,146                 --         9,440,146
  Common Stock.....................................          --                     --            125,195           125,195
  Membership Interest..............................          --                     --            301,991           301,991
Short-Term Investments:
  Registered Investment Companies..................          --              1,738,618                 --         1,738,618
Repurchase Agreement...............................          --             14,205,000                 --        14,205,000
                                                           ----           ------------        -----------      ------------
TOTAL..............................................        $ --           $181,987,882        $60,001,295      $241,989,177
                                                           ====           ============        ===========      ============

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2009 -- (CONTINUED)


The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                                                                 CONVERTIBLE    COMMON    MEMBERSHIP
                                                      LOANS     BONDS & NOTES   STOCK      INTEREST
                                                  ------------  ------------- ---------  -----------
Balance as of 12/31/2008......................... $ 67,034,563   $       --   $      --  $        --
Accrued discounts/premiums.......................      247,887      (81,376)         --           --
Realized gain (loss).............................   (5,783,549)          --          --           --
Change in unrealized appreciation (depreciation).   43,847,413     (926,550)   (123,939)  (1,698,009)
Net purchases (sales)............................  (19,127,758)   1,009,795     249,134    2,000,000
Transfers in and/or out of Level 3...............  (26,646,316)          --          --           --
                                                  ------------   ----------   ---------  -----------
Balance as of 12/31/2009......................... $ 59,572,240   $    1,869   $ 125,195  $   301,991
                                                  ============   ==========   =========  ===========

See Notes to Financial Statements

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2009

Note 1. Organization of the Fund

   SunAmerica Senior Floating Rate Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company. The Fund was organized as a Maryland corporation in 1998 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is managed by SunAmerica Asset Management Corp. (the "Adviser" or "SunAmerica")*, an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). The Fund's investment goal and principal investment techniques are to provide a high level of current income as is consistent with the preservation of capital by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in senior secured floating rate loans and other institutionally traded secured floating rate debt obligations. The Fund may also purchase investment grade fixed income debt securities and money market instruments.

   Prior to October 4, 2006, the Fund operated as a closed-end investment management company. On October 4, 2006, the Fund converted from a closed-end investment management company into an open-end investment management company. Concurrently with the conversion, the Class A shares were redesignated as Class Q shares and a new class of shares designated as Class A commenced offering.

   The Fund offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge ("CDSC") on redemptions made within two years of purchase. Class C shares are offered for sale at net asset value without a front-end sales charge, although a CDSC may be imposed on redemptions made within 12 months of purchase. The share classes differ in their respective distribution and service maintenance fees. All classes have equal rights to assets and voting privileges except as may otherwise be provided in the Fund's registration statement.

   Effective as of the close of business on June 26, 2009 (the "Liquidation Date"), the Fund liquidated its Class B, Class D and Class Q shares, as well as those Class C shares purchased before August 18, 1999 ("Old Class C Shares"), including those shares purchased through the reinvestment of dividends and distributions paid on Old Class C Shares and held in a separate sub-account, as described in the Fund's Prospectus, that were eligible for conversion to Class Q shares. Any shares outstanding as of the Liquidation Date were automatically redeemed by the Fund on that date and shareholders received proceeds equal to the net asset value of their shares.

   INDEMNIFICATIONS: The Fund's organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising out of the performance of their duties to the Fund. In addition, pursuant to Indemnification Agreements between the Fund and each of the current directors who is not an "interested person," as defined in
   Section 2(a)(19) of the 1940 Act, of the Fund (collectively, the "Disinterested Directors"), the Fund provides the Disinterested Directors with a limited indemnification against liabilities arising out of the performance of their duties to the Fund, whether such liabilities are asserted during or after their service as directors. In addition, in the normal course of business the Fund enters into contracts that contain the obligation to indemnify others. The Fund's maximum exposure under these arrangements is unknown. Currently, however, the Fund expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates and those differences could be significant. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements:

   SECURITY VALUATION: The investments by the Fund in loan interests ("Loans") are valued in accordance with guidelines established by the Board of Directors (the "Board"). Under the Fund's current guidelines, Loans for which

--------
* Effective April 1, 2009, AIG SunAmerica Asset Management Corp. changed its name to SunAmerica Asset Management Corp.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2009 -- (CONTINUED)

   an active secondary market exists to a reliable degree will be valued at the mean of the last available bid and asked prices in the market for such Loans, as provided by a Board-approved loan pricing service. Loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a Loan at fair value, the following factors will be considered,
   (a) the creditworthiness of the borrower and any intermediate participants,
   (b) the terms of the Loan, (c) recent prices in the market for similar Loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, and period until the next interest rate reset and maturity.

   Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price. Non-convertible bonds and debentures, other long-term debt securities, and short-term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day. Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are fair valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

   The senior Loans in which the Fund primarily invests are generally not listed on any exchange and the secondary market for those senior Loans is comparatively illiquid relative to markets for other fixed income securities. Consequently, obtaining valuations for those Loans may be more difficult than obtaining valuations for more actively traded securities. Thus, the value upon disposition on any given Loan may differ from its current valuation.

   The various inputs that may be used to determine the value of the Fund's investments are summarized into three broad levels listed below:

   Level 1 -- Unadjusted quoted prices in active markets for identical securities

   Level 2 -- Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.)

   Level 3 -- Significant unobservable inputs (includes inputs that reflect the Fund's own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

   The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   The summary of the inputs used to value the Fund's net assets as of December 31, 2009 are reported on a schedule following the Portfolio of Investments.

   REPURCHASE AGREEMENTS: The Fund, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. For repurchase agreements and joint repurchase agreements, the Fund's custodian takes possession of the collateral pledged for

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2009 -- (CONTINUED)

   investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis, plus accrued interest, to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   As of December 31, 2009, the Fund held an undivided interest in the joint repurchase agreement with Banc of America Securities, LLC:

                                                      PERCENTAGE  PRINCIPAL
   FUND                                               OWNERSHIP    AMOUNT
   ----                                               ---------- -----------
   Senior Floating Rate Fund.........................   11.00%   $14,205,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   Banc of America Securities, LLC, dated December 31, 2009, bearing interest at a rate of 0.01% per annum, with a principal amount of $129,150,000, a repurchase price of $129,150,144 and maturity date of January 4, 2010. The repurchase agreement is collateralized by the following:

                                INTEREST MATURITY
 TYPE OF COLLATERAL               RATE     DATE   PRINCIPAL AMOUNT MARKET VALUE
 ------------------             -------- -------- ---------------- ------------
 U.S. Treasury Notes...........   1.88%  02/28/14   $132,730,000   $131,432,606

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Security transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date. For financial statement purposes, the Fund amortizes all premiums and accretes all discounts. Facility fees received, which were $1,930,963 for the year ended December 31, 2009, are accreted to income over the life of the Loans. Other income, including amendment fees, commitment fees, letter of credit fees, etc., which were $348,766 for the year ended December 31, 2009, are recorded as income when received or contractually due to the Fund.

   Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class). Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations.

   Dividends from net investment income are normally declared daily and paid monthly. Capital gain distributions, if any, are paid annually. The Fund records dividends and distributions to the shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected by the reclassifications.

   The Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required. The Fund files U.S. Federal and certain state income tax returns. With few exceptions, the Fund is no longer subject to U.S. federal and state tax examinations by tax authorities for tax years ending before 2006.

   STATEMENT OF CASH FLOWS: Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian bank account and does not include any short-term investments at December 31, 2009.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2009 -- (CONTINUED)


Note 3. Capital Share Transactions

   The Fund has 1,000,000,000 of $.01 par value shares authorized that may be issued in two different classes. Transactions in shares of each class were as follows:

                                           FOR THE                              FOR THE
                                         YEAR ENDED                           YEAR ENDED
                                      DECEMBER 31, 2009                    DECEMBER 31, 2008
                             -----------------------------       -------------------------------
                                  SHARES            AMOUNT            SHARES             AMOUNT
CLASS A                      ----------       ------------       -----------       -------------
Shares sold................. 11,873,563       $ 80,693,876         6,245,181       $  51,114,036
Reinvested distributions....    253,297          1,718,873           273,292           2,092,988
Shares redeemed............. (3,810,598)       (26,274,981)      (11,589,177)        (91,945,003)
                             ----------       ------------       -----------       -------------
   Net increase (decrease)..  8,316,262       $ 56,137,768         5,070,704       $ (38,737,979)
                             ==========       ============       ===========       =============

                                           FOR THE
                                           PERIOD                               FOR THE
                                   JANUARY 1, 2009 THROUGH                    YEAR ENDED
                                        JUNE 26, 2009                      DECEMBER 31, 2008
                             -----------------------------       -------------------------------
                                  SHARES            AMOUNT            SHARES             AMOUNT
CLASS B(5)                   ----------       ------------       -----------       -------------
Shares sold.................     20,514       $    135,436           103,608       $     828,739
Reinvested distributions....     21,530            120,991            77,570             586,529
Shares redeemed............. (1,368,996)(1)     (8,881,065)(1)    (1,018,041)(3)      (7,804,218)(3)
                             ----------       ------------       -----------       -------------
   Net increase (decrease).. (1,326,952)      $ (8,624,638)         (836,863)      $  (6,388,950)
                             ==========       ============       ===========       =============

                                           FOR THE                              FOR THE
                                         YEAR ENDED                           YEAR ENDED
                                      DECEMBER 31, 2009                    DECEMBER 31, 2008
                             -----------------------------       -------------------------------
                                  SHARES            AMOUNT            SHARES             AMOUNT
CLASS C                      ----------       ------------       -----------       -------------
Shares sold.................  4,470,581       $ 29,899,027         3,712,260       $  30,768,232
Reinvested distributions....    486,422          3,166,433           812,486           6,128,175
Shares redeemed............. (5,154,834)(2)    (33,536,109)(2)   (14,346,426)(4)    (109,402,031)(4)
                             ----------       ------------       -----------       -------------
   Net increase (decrease)..   (197,831)      $   (470,649)       (9,821,680)      $ (72,505,624)
                             ==========       ============       ===========       =============

                                           FOR THE
                                           PERIOD                               FOR THE
                                   JANUARY 1, 2009 THROUGH                    YEAR ENDED
                                        JUNE 26, 2009                      DECEMBER 31, 2008
                             -----------------------------       -------------------------------
                                  SHARES            AMOUNT            SHARES             AMOUNT
CLASSD(5)                    ----------       ------------       -----------       -------------
Shares sold.................        200       $      1,100             4,615       $      38,808
Reinvested distributions....     15,585             87,561            52,090             391,164
Shares redeemed.............   (856,987)        (5,526,585)         (390,769)         (2,984,986)
                             ----------       ------------       -----------       -------------
   Net increase (decrease)..   (841,202)      $ (5,437,924)         (334,064)      $  (2,555,014)
                             ==========       ============       ===========       =============

                                           FOR THE
                                           PERIOD                               FOR THE
                                   JANUARY 1, 2009 THROUGH                    YEAR ENDED
                                        JUNE 26, 2009                      DECEMBER 31, 2008
                             -----------------------------       -------------------------------
                                  SHARES            AMOUNT            SHARES             AMOUNT
CLASS Q(5)                   ----------       ------------       -----------       -------------
Shares sold.................    517,522(1)(2) $  2,979,493(1)(2)     562,812(3)(4) $   4,143,860(3)(4)
Reinvested distributions....     19,882            112,620            29,709             211,182
Shares redeemed............. (1,436,032)        (9,508,829)         (215,377)         (1,567,692)
                             ----------       ------------       -----------       -------------
   Net increase (decrease)..   (898,628)      $ (6,416,716)          377,144       $   2,787,350
                             ==========       ============       ===========       =============

   -----
   (1)Includes automatic conversion of 125,792 shares of Class B shares in the amount of $715,294 to 126,150 shares of Class Q shares in the amount of $715,294.
   (2)Includes automatic conversion of 379,334 shares of Class C shares in the amount of $2,191,418 to 379,497 shares of Class Q shares in the amount of $2,191,418.
   (3)Includes automatic conversion of 419,528 shares of Class B shares in the amount of $3,261,102 to 419,281 shares of Class Q shares in the amount of $3,261,102.
   (4)Includes automatic conversion of 138,651 shares of Class C shares in the amount of $866,418 to 138,651 shares of Class Q shares in the amount of $866,418.
   (5)See Note 1.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2009 -- (CONTINUED)


Note 4. Purchases and Sales of Securities

   During the year ended December 31, 2009, the Fund's cost of purchases of Loans and proceeds from Loan sales, including loan principal paydowns were $150,610,283 and $125,372,609, respectively.

Note 5. Investment Advisory Agreement and Other Transactions with Affiliates

   The Fund has entered into an Investment Advisory and Management Agreement (the "Advisory Agreement") with SunAmerica. Pursuant to the Advisory Agreement, SunAmerica provides continuous supervision of the Fund and administers its corporate affairs, subject to the general review and oversight of the Board. In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records and pays the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates. SunAmerica also selects, contracts with and compensates the subadviser to manage the Fund's assets. The Fund will pay SunAmerica a monthly advisory fee at the following annual rates, based on the average daily net assets of the Fund: 0.85% on the first $1 billion; 0.80% on the next $1 billion; and 0.75% thereafter.

   Effective July 24, 2009, Wellington Management Company, LLP ("Wellington") replaced AIG Global Investment Corp. ("AIGGIC") as subadviser to the Fund pursuant to an Interim Subadvisory Agreement with SunAmerica. Under the Interim Subadvisory Agreement, SunAmerica paid to Wellington a subadvisory fee equal to the subadvisory fee that was previously paid to AIGGIC, which was an annual rate of 0.25% of average daily net assets on the first $1 billion and 0.20% thereafter. Effective October 6, 2009, the New Subadvisory Agreement between SunAmerica and Wellington went into effect. Pursuant to the terms of the New Subadvisory Agreement, SunAmerica pays Wellington a subadvisory fee equal to an annual rate of 0.30% of average daily net assets on the first $500 million and 0.25% thereafter as compensation for its services as subadviser. The fee paid to the subadviser is paid by SunAmerica and not the Fund.

   Pursuant to the Administrative Services Agreement (the "Administrative Agreement") SunAmerica acts as the Fund's administrator and is responsible for providing and supervising the performance by others, of administrative services in connection with the operations of the Fund, subject to supervision by the Fund's Board. For its services, SunAmerica receives an annual fee equal to 0.20% of average daily net assets of the Fund+. For the year ended December 31, 2009, the Fund incurred administration fees in the amount of $560,437.

   The Fund has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an affiliate of the Adviser. The Fund has adopted a Distribution Plan on behalf of each class of shares (each a "Plan" and collectively, the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan" and "Class C Plan". In adopting the Plans, the Board determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Under the Class A Plan and Class C Plan, the Distributor receives payments from the Fund at an annual rate of 0.10% and 0.50%, respectively, of the average daily net assets of the Fund's Class A and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Plans provide that the Class A and Class C shares of the Fund will pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to compensate the Distributor and certain securities firms for account maintenance activities. Accordingly, for the year ended December 31, 2009, SACS received fees (see Statement of Operations) based upon the aforementioned rates. For the year ended December 31, 2009 SACS received sales charges on Class A shares of $109,902, of which

--------
+ Effective September 1, 2009, the fee paid pursuant to the Administrative Agreement was reduced from 0.40% of average daily net assets of the Fund to 0.20% of average daily net assets of the Fund.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2009 -- (CONTINUED)

   $22,341 was reallowed to affiliated broker-dealers and $68,015 to non-affiliated broker-dealers. In addition, SACS receives the proceeds of early withdrawal charges paid by investors in connection with certain redemptions of Class A, Class B* and Class C shares. For the year ended December 31, 2009, SACS received early withdrawal charges of $67,035. For the year ended December 31, 2009 SACS voluntarily waived fees for the following classes: Class A $176,867, Class B* $6,917, Class C $401,443 and Class Q* $1,092. The fee waiver and expense reimbursement will continue indefinitely but may be terminated at any time at the option of SACS.

   The Fund has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS")+, an indirect wholly-owned subsidiary of SunAmerica. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Fund's transfer agent in connection with the services that it offers to the shareholders of the Fund. The Service Agreement, which permits the Fund to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Board of Directors. For the year ended December 31, 2009, the Fund incurred the following expenses, which are included in the transfer agent fees and expenses payable on the Statement of Assets and Liabilities and in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                                                PAYABLE AT
                                                    EXPENSE  DECEMBER 31, 2009
                                                    -------- -----------------
 Class A........................................... $129,912      $18,032
 Class B*..........................................    7,203           --
 Class C...........................................  237,672       23,858
 Class D*..........................................    4,557           --
 Class Q*..........................................    6,613           --

   SunAmerica has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's annual operating expenses at 1.45% for Class A and 1.75% for Class C, of average daily net assets. Annual Fund operating expenses do not include extraordinary expenses, as determined under generally accepted accounting principles or acquired fees and expenses. The expense reimbursements and fee waivers will continue in effect indefinitely, unless terminated by the Board, including a majority of the directors that are not deemed to be "interested persons" of the Fund, as defined by Section 2(a)(19) of the 1940 Act ("Disinterested Directors"). For the year ended December 31, 2009, SunAmerica waived fees and reimbursed expenses as follows: Class A $149,351, Class B $22,912, Class C $316,370, Class D $12,285 and Class Q $16,619.

   On March 4, 2009, AIG, the ultimate parent of SunAmerica, SACS and SAFS, issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of AIG's Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to AIG by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between AIG and the FRBNY. The Stock has preferential liquidation rights over AIG common stock, and, to the extent permitted by law, votes with AIG's common stock on all matters submitted to AIG's shareholders. The Trust has approximately 79.9% of the aggregate voting power of AIG's common stock and is entitled to approximately 79.9% of all dividends paid on AIG's common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

Note 6. Federal Income Taxes

   The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, post October losses, and treatment of defaulted securities.

--------
+ Effective March 17, 2009, AIG SunAmerica Fund Services, Inc. changed its name to SunAmerica Fund Services, Inc.
*  See Note 1.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2009 -- (CONTINUED)


             DISTRIBUTABLE EARNINGS                                    TAX DISTRIBUTIONS
-------------------------------------------------   ---------------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31, 2009          FOR THE YEAR ENDED DECEMBER 31, 2009   FOR THE YEAR ENDED DECEMBER 31, 2008
-------------------------------------------------   -------------------------------------  -------------------------------------
                    LONG-TERM        UNREALIZED
                 GAINS/CAPITAL AND  APPRECIATION/    ORDINARY           LONG-TERM                                LONG-TERM
ORDINARY INCOME    OTHER LOSSES     (DEPRECIATION)    INCOME           CAPITAL GAINS       ORDINARY INCOME      CAPITAL GAINS
---------------  -----------------  ---------------    ------------    -------------       ---------------      -------------
  $ 449,694       $ (59,497,524)    $ (23,068,956)  $ 8,860,311            $ --             $15,916,541             $ --

   CAPITAL LOSS CARRYFORWARDS. At December 31, 2009 capital loss carryforward available to offset future recognized gains were $59,497,524 with $7,736,363 expiring in 2010, $4,956,144 expiring in 2011, $3,498,813 expiring in 2012,
   $16,003,027 expiring in 2016, and $27,303,177 expiring in 2017.

   During the year ended December 31, 2009, the Senior Floating Rate Fund had $9,997,029 of capital loss carryforward expire.

   Under the current tax law, capital losses and foreign currency losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following year. For the fiscal year ended December 31, 2009, the fund elected to defer $266,438 of Post-October Capital Losses.

   For the period ended December 31, 2009, reclassifications were made to decrease accumulated net investment income by $(24,462) with offsetting adjustments to accumulated net realized gain/(loss) of $10,021,491 and paid-in capital of $(9,997,029). The reclassifications arising from book/tax differences were primarily due to the expiration of capital loss carryforward.

   Unrealized appreciation and depreciation in the value of investments at December 31, 2009 for federal income tax purposes were as follows:

                 Cost (tax basis)..............  $265,058,133
                                                =============
                 Gross unrealized appreciation.  $  7,158,401
                 Gross unrealized depreciation. ($ 30,227,357)
                                                -------------
                 Net unrealized depreciation... ($ 23,068,956)
                                                =============

Note 7. Director Retirement Plan

   The Directors of the Fund have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the Disinterested Directors. The Retirement Plan provides generally that a Disinterested Director may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Director of any of the adopting SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Director and completed five (5) consecutive years of service as a Director of any Adopting Fund (an "Eligible Director"). Pursuant to the Retirement Plan, an Eligible Director may receive benefits upon (i) his or her death or disability while a Director or (ii) the termination of his or her tenure as a Director, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Director.

   As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Director and Participant, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding clause during prior years is added to each Eligible Director's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

   Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Directors from

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2009 -- (CONTINUED)

   first becoming participants in the Retirement Plan after December 31, 2008 and (3) permits active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

   As of December 31, 2009, the Fund expensed $1,177 for the Retirement Plan, which is included in Directors' fees and expenses line on the Statement of Operations and paid $56,724 for the Retirement Plan.

Note 8. Line of Credit

   The SunAmerica family of mutual funds has established a $75 million committed and $50 million uncommitted line of credit with State Street
   Bank and Trust Company, the Fund's custodian. Interest is currently payable at the higher the Federal Funds Rate or London Interbank Offered Rate plus 125 points on the committed line and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. Prior to September 18, 2009, interest was payable at the Federal Funds Rate plus 50 basis points on the committed line and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 15 basis points per annum on the daily unused portion of the committed line of credit which is included in the other expenses line on the Statement of Operations. Prior to September 18, 2009, the commitment fee was 10 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. For the year ended December 31, 2009, the Fund had borrowings outstanding for 18 days under the line of credit and incurred $764 in interest charges related to these borrowings. The Fund's average amount of debt under the line of credit for the days utilized was $2,319,054 at a weighted average interest rate of 0.78%. At December 31, 2009, there were no borrowings outstanding.

Note 9. Interfund Lending

   Pursuant to the exemptive relief granted by the Securities and Exchange Commission (the "Commission"), the Fund is permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended December 31, 2009, the Fund did not participate in this program.

Note 10. Investment Concentration

   The Fund invests primarily in participations and assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. If the lead lender in a typical lending syndicate becomes insolvent, enters receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment, or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation but not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons positioned between the Fund and the Borrower.

Note 11. Unfunded Loan Commitments

   At December 31, 2009, the Fund had the following unfunded loan commitment which could be extended at the option of the Borrower:

                                                                 MATURITY PRINCIPAL
NAME                                                   TYPE        DATE    AMOUNT
----                                               ------------- -------- ---------
Aleris International, Inc......................... DIP Term Loan 05/13/10 $138,983
LyondellBasell Industries......................... DIP Term Loan 12/15/09  187,176

Note 12. Subsequent Events

   The Fund has performed an evaluation of subsequent events through February 26, 2010, which is the date the financial statements were issued. There were no subsequent events noted requiring further disclosure.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of SunAmerica Senior Floating Rate Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of SunAmerica Senior Floating Rate Fund, Inc. (the "Fund") at December 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, brokers and selling or agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 26, 2010
Houston, Texas

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT -- DECEMBER 31, 2009 -- (UNAUDITED)

The Board of Directors of SunAmerica Senior Floating Rate Fund, Inc., including the Directors who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund, SunAmerica or Wellington (the "Disinterested Directors"), approved the continuation of the Investment Advisory and Management Agreement between the Fund and SunAmerica (the "Advisory Agreement") for a one-year period ending August 31, 2010 at an in-person meeting held on August 25, 2009.

In addition, at an in-person meeting held on May 27, 2009, the Board, including the Disinterested Directors, approved both an interim Subadvisory Agreement between SunAmerica and Wellington (the "Interim Subadvisory Agreement") and a new Subadvisory Agreement between SunAmerica and Wellington (the "New Subadvisory Agreement" and together with the Interim Subadvisory Agreement, the "Wellington Subadvisory Agreements"), each with respect to the Fund, with the New Subadvisory Agreement being subject to shareholder approval. As a result, effective June 24, 2009, Wellington replaced AIG Global Investment Corp. ("AIGGIC") as the subadviser of the Fund under the terms of the Interim Subadvisory Agreement. The Interim Subadvisory Agreement was approved by the Board pursuant to Rule 15a-4 under the 1940 Act, to ensure uninterrupted subadvisory services during the period between the effective date of the termination of the prior Subadvisory Agreement between SunAmerica and AIGGIC with respect to the Fund (the "Prior Subadvisory Agreement") and the date of the special meeting of shareholders of the Fund to vote on the approval of the New Subadvisory Agreement. Pursuant to the requirements of Rule 15a-4 under the 1940 Act, the subadvisory fee in the Interim Subadvisory Agreement was identical to the subadvisory fee in the Prior Subadvisory Agreement and the Interim Subadvisory Agreement was to remain in effect until December 21, 2009, or until the New Subadvisory Agreement was approved by the Fund's shareholders, whichever was earlier. On October 6, 2009, shareholders of the Fund approved the New Subadvisory Agreement and such Agreement became effective that same day for an initial term ending August 31, 2011.

In accordance with Section 15(c) of the 1940 Act, the Board requested and SunAmerica and Wellington, where applicable, provided materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement and whether to approve the Wellington Subadvisory Agreements. These materials included (a) a summary of the services provided by SunAmerica and its affiliates to the Fund; (b) information independently compiled and prepared by Lipper, Inc. ("Lipper") on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds; (c) information on the profitability of SunAmerica, Wellington and their affiliates, and a discussion of any indirect benefits; (d) a report on economies of scale; (e) a discussion on general compliance policies and procedures; (f) a summary of brokerage and soft dollar practices; (g) a discussion of the key personnel of SunAmerica, Wellington and their affiliates; and (h) an internal comparison of management fees received for other mutual funds and accounts with similar investment objectives and strategies for which SunAmerica and Wellington serve as adviser or subadviser, as applicable.

In determining whether to approve the continuation of the Advisory Agreement and whether to approve the Wellington Subadvisory Agreements, the Board, including Disinterested Directors, considered the following information:

Nature, Extent and Quality of Services Provided by SunAmerica and Wellington. The Board, including the Disinterested Directors, considered the nature, quality and extent of services to be provided by SunAmerica and Wellington. The Board noted that the services include acting as investment manager and adviser to the Fund, managing the daily business affairs of the Fund, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment the Fund's investment policies. Additionally, the Board observed that SunAmerica would provide office space, bookkeeping, accounting, clerical, secretarial and certain administrative services (excusive of, and in addition to, any such service provided by any other party retained by the Fund) and has authorized any of its officers and employees, if elected, to serve as officers or trustees of the Fund without compensation. Finally, the Board noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including Wellington. In addition to the quality of the advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund pursuant to the Advisory Agreement. Additionally, the Board observed that SunAmerica performs or supervises the performance by others of other administrative services in connection with the operation of the Fund pursuant to the Administrative Services Agreement between SunAmerica and the Fund (the "Administrative Services Agreement").

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT -- DECEMBER 31, 2009 -- (UNAUDITED)


In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, legal and compliance departments and concluded that they were adequate to meet the needs of the Fund. The Board also reviewed the personnel responsible for providing advisory services to the Fund and other key personnel of SunAmerica and concluded, based on their experience and interaction with SunAmerica, that:
(i) SunAmerica is able to retain quality portfolio managers, analysts and other personnel; (ii) SunAmerica exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) SunAmerica had been responsive to requests of the Board; and (iv) SunAmerica had kept the Board apprised of developments relating to the Fund and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high. The Board also noted the high quality of services under the Administrative Services Agreement.

The Board also considered SunAmerica's reputation and relationship with the Fund and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of June 30, 2009, SunAmerica managed, advised an/or administered approximately $35.3 billion in assets. The Board also considered SunAmerica's code of ethics, and that it has developed internal procedures, adopted by the Board, for monitoring compliance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's prospectus. Additionally, the Board considered SunAmerica's compliance and regulatory history.

With respect to the approval of the Wellington Subadvisory Agreements at the May 27, 2009 meeting, the Board, including the Disinterested Directors, considered the nature, extent and quality of services to be provided to the Fund by Wellington. The Board observed that it had a long-standing relationship with Wellington in connection with Wellington's role as subadviser to certain other funds in the SunAmerica fund complex. The Board also noted that the services to be provided by Wellington would be substantially similar to the services that Wellington has provided to certain other funds in the SunAmerica fund complex, which would include investment management services such as investment research, advice and supervision, and determining which securities will be purchased or sold by the Fund, subject to the oversight and review of SunAmerica. In addition, the Board reviewed Wellington's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board also reviewed the personnel that would be responsible for providing subadvisory services to the Fund. The Board concluded, based on the materials provided and its prior experience with Wellington as a subadviser to certain other funds in the SunAmerica fund complex, that: (i) Wellington was able to retain high quality portfolio managers and other investment personnel; (ii) Wellington exhibited a high level of diligence and attention to detail in carrying out its responsibilities as a subadviser; and (iii) Wellington was responsive to requests of the Board and of SunAmerica. The Board considered that Wellington had developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's prospectus. The Board also considered Wellington's code of ethics, compliance and regulatory history. The Board further concluded that the nature and extent of services to be provided by Wellington to the Fund under the Wellington Subadvisory Agreements were reasonable and appropriate in relation to the proposed subadvisory fees and that the quality of services was reasonably expected to be high.

Investment Performance. The Board, including the Disinterested Directors, also considered the investment performance of SunAmerica and Wellington with respect to the Fund, as applicable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to the Fund's peer group ("Peer Group") and peer universe ("Peer Universe") as independently determined by Lipper and to an appropriate index or combination of indices, including the Fund's benchmarks. The Board was provided with a description of the methodology used by Lipper to select the funds in the Peer Group and Peer Universe. The Board also noted that it regularly reviews the performance of the Fund throughout the year. The Board noted that, while it monitors performance of the Fund closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

In preparation for the August 25, 2009 meeting, the Board was provided with reports independently prepared by Lipper. Based on the Lipper reports, the Board reviewed the Fund's annualized total returns for the prior one- and two-year

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT -- DECEMBER 31, 2009 -- (UNAUDITED)

periods ended May 31, 2009 and since inception. The Board noted that it was also provided with a supplemental Lipper performance report for the periods ended June 30, 2009. In addition, the Board received a report prepared by SunAmerica that detailed the Fund's performance for the three-month period ended June 30, 2009.

Specifically, the Board considered that the Fund ranked in the fifth quintile of its Peer Universe, which consists of all funds within the applicable Lipper classification, for the one-and two-year periods ended May 31, 2009 and since inception. The Board noted that quintile rankings were not included in the Lipper report with respect to the Fund's Peer Group because of the limited number of comparable funds in the Peer Group. The Board noted, however, that at the May 27, 2009 Board meeting, it had considered the investment performance of AIGGIC with respect to the Fund and had terminated the Prior Subadvisory Agreement, and had subsequently approved the Wellington Subadvisory Agreements. In connection with the approval of the Wellington Subadvisory Agreements, the Board, including the Disinterested Directors, received information prepared by Wellington regarding its investment performance. The information provided to the Board included composite performance of certain institutional accounts managed by Wellington with investment policies and/or strategies similar to the Fund. The Board noted that the accounts included within these composites were not open-end mutual funds, as Wellington did not manage any mutual funds with investment policies and/or strategies similar to the Fund. However, the Board noted that Wellington acts as subadviser to other mutual funds in the SunAmerica fund complex and is very experienced in managing mutual funds generally. In considering Wellington's anticipated performance with respect to the Fund, the Board also considered that Wellington's flexible investment approach would be well suited to the Fund. The Board also acknowledged that past performance is no guarantee of future results.

The Board also noted that SunAmerica recommended that the Board approve of Wellington as a new subadviser to the Fund in the course of the Board's evaluation of subadviser performance and investment strategy. It was noted that SunAmerica's evaluation involved extensive research, including both qualitative and quantitative analysis of Wellington and AIGGIC, the prior subadviser to the Fund, their organizational structures, investment process and style, and performance records over varying periods of time.

Consideration of the Management Fee and Subadvisory Fee and the Cost of the Services and Profits to be Realized by SunAmerica and Wellington and their Affiliates from the Relationship with the Fund. The Board, including the Disinterested Directors, received and reviewed information regarding the fees to be paid by the Fund to SunAmerica pursuant to the Advisory Agreement and the fees to be paid by SunAmerica to Wellington pursuant to the New Subadvisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, Wellington or their affiliates in connection with providing such services to the Fund.

To assist in analyzing the reasonableness of the management fee for the Fund, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for the Fund's Peer Group and Peer Universe. In considering the reasonableness of the management fee to be paid by the Fund to SunAmerica, the Board reviewed a number of expense comparisons, including:
(i) contractual and actual management fees; and (ii) actual total operating expenses. In considering the Fund's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica. The Board compared the Fund's net expense ratio to those of other funds within its Peer Group and Peer Universe as a guide to help assess the reasonableness of the management fee for the Fund. The Board further considered that SunAmerica had agreed to reduce the administrative fee payable under the Administrative Services Agreement from an annual rate of 0.40% of average daily net assets to an annual rate of 0.20% of average daily net assets. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Group and Peer Universe since the exact nature of services provided under the various fund agreements is often not apparent. The Board also noted the relative small size of the Fund's Peer Group. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds. The Board did not consider services and fees paid under investment advisory contracts that SunAmerica has with other registered investment companies or other types of clients with similar investment strategies to the Fund since SunAmerica informed the Board that there were no such Funds or accounts.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT -- DECEMBER 31, 2009 -- (UNAUDITED)


The Board also received and reviewed information regarding the fees to be paid by SunAmerica to Wellington pursuant to the New Subadvisory Agreement. The Board noted that Lipper was not able to provide a report addressing the expense information with respect to the New Subadvisory Agreement and a peer group of similar funds since there were no other peer funds within this same investment classification with disclosed subadvisory fees. The Board then considered information provided by Wellington on fees and expenses relating to institutional accounts with similar investment styles as the Fund. The Board also considered that the subadvisory fees are paid by SunAmerica out of its management fee and not by the Fund, and that subadvisory fees may vary widely among similar types of funds or accounts for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board compared the subadvisory fees paid to AIGGIC under the Prior Subadvisory Agreement with respect to the Fund and the proposed subadvisory fees that will be paid to Wellington under the New Subadvisory Agreement. The Board also considered the amount of subadvisory fees paid out by SunAmerica and the amount of the management fees which it retained.

The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from its relationship with the Fund. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provided the Fund and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Fund.

The Board considered the profitability of SunAmerica under the Advisory Agreement and Administrative Services Agreement, and considered the profitability of SunAmerica's affiliates under the Service Agreement and Rule 12b-1 Plans. In particular, and as noted previously, the Board also considered that SunAmerica had agreed to reduce the administrative fee payable under the Administrative Services Agreement from an annual rate of 0.40% of average daily net assets to an annual rate of 0.20% of average daily net assets. Additionally, the Board considered whether SunAmerica, Wellington and its affiliates received any indirect benefits from the relationship with the Fund. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica, serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Fund. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also reviewed financial statements and other reports from Wellington and considered whether Wellington had the financial resources necessary to attract and retain high quality investment management personnel and to continue to provide the high quality of services.

The Board concluded that SunAmerica had the financial resources necessary to perform its obligations under the Advisory Agreement and to continue to provide the Fund with the high quality services that they had provided in the past. The Board also concluded that Wellington had the financial resources necessary to perform its obligations under the Wellington Subadvisory Agreements and would provide its Fund with high quality services. The Board further concluded that the management fee and subadvisory fee were reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Disinterested Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that as a result of being part of the SunAmerica fund complex, the Fund shares common resources and may share certain expenses, and if the size of the complex increases, the Fund could incur lower expenses than it otherwise would achieve as a stand-alone entity. The Board also considered the anticipated efficiencies in the processes of SunAmerica as it adds labor and capital to expand the scale of operations. The Board further noted that SunAmerica has agreed to contractually cap the total annual operating expenses of Class A and C shares of the Fund at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints or economies of scale. The Board concluded that the Fund's management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of additional breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT -- DECEMBER 31, 2009 -- (UNAUDITED)


The Board did not review specific information regarding whether there would be economies of scale with respect to Wellington's management of the Fund because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreement.

Other Factors. In consideration of the Advisory Agreement and Subadvisory Agreements, the Board also received information regarding SunAmerica's and Wellington's brokerage and soft dollar practices. The Board considered that SunAmerica and Wellington are responsible for decisions to buy and sell securities for the portfolios they manage, selection of broker-dealers and negotiation of commission rates.

Conclusion. After a full and complete discussion, the Board approved the Advisory Agreement for a one-year period ending August 31, 2010. The Board also approved the Interim Subadvisory Agreement and New Subadvisory Agreement. The New Subadvisory Agreement was approved by shareholders on October 6, 2009 and will remain in effect for an initial term ending August 31, 2011. Based upon its evaluation of all these factors in their totality, the Board, including the Disinterested Directors, was satisfied that the terms of the Advisory Agreement and Wellington Subadvisory Agreements were fair and reasonable and in the best interests of the Fund and the Fund's shareholders. In arriving at a decision to approve the Advisory Agreement and Wellington Subadvisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Disinterested Directors were also assisted by the advice of independent counsel in making this determination.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        DIRECTORS AND OFFICERS INFORMATION -- DECEMBER 31, 2009 -- (UNAUDITED)

The following table contains basic information regarding the Directors and Officers who oversee operations of the Fund and other investment companies within the Fund complex.

                                                                                    NUMBER OF
                                       TERM OF                                       FUNDS IN
        NAME,          POSITION(S)    OFFICE AND                                   FUND COMPLEX
     ADDRESS AND       HELD WITH      LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY       OTHER DIRECTORSHIPS
   DATE OF BIRTH*       THE FUND    TIME SERVED(4)      DURING PAST 5 YEARS        DIRECTOR(1)       HELD BY DIRECTOR(2)
---------------------- -----------  -------------- ------------------------------- ------------ -------------------------------
DISINTERESTED
DIRECTORS

Dr. Judith L.           Director       2000-       Retired.                             78      Director, Belo Corp. (1992 to
Craven                                 present                                                  present); Director, Sysco
DOB: October 6, 1945                                                                            Corp. (1996 to present);
                                                                                                Director, Luby's Inc. (1998 to
                                                                                                present).

William F. Devin        Director       1998-       Retired.                             78      Director, Boston Options
DOB: December 30, 1938                 present                                                  Exchange (2001 to Present).

Samuel M. Eisenstat     Chairman       2001-       Attorney, sole practitioner.         78      Director, North European Oil
DOB: March 7, 1940      of the         present                                                  Royalty Trust (1996 to
                        Board                                                                   present).

Stephen J. Gutman       Director       2001-       Vice President, Corcoran             39      None
DOB: May 10, 1943                      present     Group (Real Estate) (2003
                                                   to present); President and
                                                   Member of Managing
                                                   Directors, Beau Brummell --
                                                   Soho, LLC (Licensing of
                                                   menswear specialty retailing
                                                   and other activities) (1988 to
                                                   2006).

William J. Shea         Director       2004-       Managing Director, DLB               39      Executive Chairman, Lucid,
DOB: February 9,                       present     Capital LLC Private Equity                   Inc. (2007 to Present);
1948                                               (2006 to present); President                 Chairman of the Board,
                                                   and CEO, Conseco, Inc.                       Royal and SunAlliance Co.
                                                   (Financial Services) (2001 to                U.S.A., Inc. (2004 to 2006);
                                                   2004)                                        Director, Boston Private
                                                                                                Financial Holdings (2004 to
                                                                                                present); Chairman,
                                                                                                Demoullas Supermarkets
                                                                                                (1999 to Present).
INTERESTED DIRECTOR

Peter A. Harbeck(3)     Director       2001-       President, CEO and                   87      None
DOB: January 23, 1954                  present     Director, SunAmerica (1995
                                                   to present); Director,
                                                   SunAmerica Capital
                                                   Services, Inc. ("SACS")
                                                   (1993 to present); Chairman,
                                                   Advisor Group, Inc. (2004 to
                                                   present).

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        DIRECTORS AND OFFICERS INFORMATION -- DECEMBER 31, 2009 -- (UNAUDITED) (CONTINUED)

                                                                                       NUMBER OF
                                            TERM OF                                     FUNDS IN
        NAME,                              OFFICE AND                                 FUND COMPLEX
     ADDRESS AND       POSITION(S) HELD    LENGTH OF       PRINCIPAL OCCUPATIONS      OVERSEEN BY  OTHER DIRECTORSHIPS
   DATE OF BIRTH*       WITH THE FUND    TIME SERVED(4)     DURING PAST 5 YEARS       DIRECTOR(1)  HELD BY DIRECTOR(2)
---------------------- ----------------  -------------- ----------------------------- ------------ -------------------
OFFICERS

John T. Genoy          President            2007-       Chief Financial Officer,          N/A             N/A
DOB: November 8, 1968                       present     SunAmerica (2002 to
                                                        present); Senior Vice
                                                        President, SunAmerica
                                                        (2003 to present); Chief
                                                        Operating Officer,
                                                        SunAmerica (2006 to
                                                        present).

Donna M. Handel        Treasurer            2002-       Senior Vice President,            N/A             N/A
DOB: June 25, 1966                          present     SunAmerica (2004 to
                                                        present).

Gregory N. Bressler    Secretary and        2005-       Senior Vice President and         N/A             N/A
DOB: November 17, 1966 Chief Legal          Present     General Counsel,
                       Officer                          SunAmerica (2005 to
                                                        present); Vice President and
                                                        Director of U.S. Asset
                                                        Management Compliance,
                                                        Goldman Sachs Asset
                                                        Management, L.P. (2004 to
                                                        2005).

James Nichols          Vice President       2006-       Director, President and           N/A             N/A
DOB: April 7, 1966                          Present     CEO, SACS (2006 to
                                                        present); Senior Vice
                                                        President, SACS (2002 to
                                                        2006);

Cynthia A. Skrehot     Vice President       2002-       Vice President, SunAmerica        N/A             N/A
DOB: December 6,       and Chief            present     (2002 to present); Chief
1967                   Compliance                       Compliance Officer,
                       Officer ("CCO")                  SunAmerica (2002-2006).

Gregory R. Kingston    Vice President       2002-       Vice President, SunAmerica        N/A             N/A
DOB: January 18,       and Assistant        present     (2001 to present)
1966                   Treasurer

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        DIRECTORS AND OFFICERS INFORMATION -- DECEMBER 31, 2009 -- (UNAUDITED) (CONTINUED)

                                                                                       NUMBER OF
                                            TERM OF                                     FUNDS IN
        NAME,                              OFFICE AND                                 FUND COMPLEX
     ADDRESS AND       POSITION(S) HELD    LENGTH OF       PRINCIPAL OCCUPATIONS      OVERSEEN BY  OTHER DIRECTORSHIPS
   DATE OF BIRTH*       WITH THE FUND    TIME SERVED(4)     DURING PAST 5 YEARS       DIRECTOR(1)  HELD BY DIRECTOR(2)
---------------------- ----------------  -------------- ----------------------------- ------------ -------------------

Nori L. Gabert           Vice               2002-       Vice President and Deputy         N/A             N/A
DOB: August 15, 1953     President          present     General Counsel,
                         and                            SunAmerica (2005 to
                         Assistant                      present); Vice President and
                         Secretary                      Associate General Counsel,
                                                        SunAmerica, (2002 to 2005);

Matthew J. Hackethal     Anti-Money         2006-       Chief Compliance Officer,         N/A             N/A
DOB: December 31, 1971   Laundering         present     SunAmerica (2006 to
                         Compliance                     present); Vice President,
                         Officer                        Credit Suisse Asset
                                                        Management (2001 to
                                                        2006); Chief Compliance
                                                        Officer, Credit Suisse
                                                        Alternative Funds (2005 to
                                                        2006); CCO, Credit Suisse
                                                        Asset Management
                                                        Securities, Inc. (2004 to
                                                        2005)

--------
* The business address for each Director and Officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1) The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (3 funds), SunAmerica Income Funds (5 funds), SunAmerica Focused Series, Inc. (14 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund), Anchor Series Trust (9 portfolios), the Fund, (1 fund), SunAmerica Series Trust (35 portfolios), SunAmerica Specialty Series (3 funds), VALIC Company I (33 portfolios), VALIC Company II (15 funds), Seasons Series Trust (24 portfolios), and Brazos Mutual Funds (4 funds).
(2) Directorships of companies required to report to the Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the 1940 Act, other than those listed under the preceding column.
(3) Interested Director, as defined within the Investment Company Act of 1940, because he or she is an officer and a director of the Adviser and a director of the principal underwriter of the Fund.
(4) Directors serve until their successors are duly elected and qualified, subject to the Directors' retirement plan as discussed in Note 7 of the financial statements. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Directors is contained in the Statement of Additional Information and is available without charge by calling (800) 858-8850.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        RESULTS OF SPECIAL SHAREHOLDER MEETING -- DECEMBER 31, 2009 --
        (UNAUDITED)

A special meeting of shareholders of the Fund was held on October 6, 2009 (the "Meeting"). At the Meeting, shareholders approved (i) a new subadvisory agreement between SunAmerica and Wellington and (ii) the operation of the Fund in a manner consistent with the exemptive order received from the Securities and Exchange Commission that permits SunAmerica to, among other things, enter into or amend subadvisory agreements with unaffiliated subadvisers upon approval by the Board of Directors, but without obtaining shareholder approval (the "Manager of Managers Proposal").

The voting results were as follows:

   To approve a new subadvisory agreement between SunAmerica and Wellington
   Management:

           FOR                      AGAINST                    ABSTAIN
-------------------------  -------------------------  -------------------------
     11,504,249.007               554,569.871                744,849.303

   To approve the Manager of Managers Proposal:

           FOR                      AGAINST                    ABSTAIN
-------------------------  -------------------------  -------------------------
     10,858,820.008              1,178,251.929               766,596.244

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        SHAREHOLDER TAX INFORMATION -- (UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund's income and distributions for the taxable year ended December 31, 2009. The information necessary to complete your income tax returns is included with your Form 1099-DIV mailed to you in January 2009.

During the year ended December 31, 2009 the Fund paid the following dividends:

                                            NET
                                          ORDINARY       NET            NET       QUALIFYING % FOR  QUALIFYING
                                 TOTAL   INVESTMENT   SHORT-TERM     LONG-TERM   THE 70% DIVIDENDS   DIVIDEND
                               DIVIDENDS   INCOME   CAPITAL GAINS* CAPITAL GAINS RECEIVED DEDUCTION  INCOME %
                               --------- ---------- -------------- ------------- ------------------ ----------
Class A.......................   $0.35     $0.35         $--            $--              --%            --%
Class B.......................    0.16      0.16          --             --              --             --
Class C.......................    0.33      0.33          --             --              --             --
Class D.......................    0.18      0.18          --             --              --             --
Class Q.......................    0.17      0.17          --             --              --             --

--------
*  Short-term capital gains are treated as ordinary income for tax purposes.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        COMPARISON: FUND VS. INDEX -- (UNAUDITED)

The following graph shows how the value of a $10,000 investment in the Fund would have changed over the period shown in the graph, and also shows how the index shown performed over the same period of time. The graph and table shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please note that the term "inception" as used herein reflects the date on which a specific class of shares commenced operations. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only. The graph presents the performance of Class C shares of the Fund. The performance of the other class will vary based upon the difference in sales charges and fees assessed to shareholders of that class. Past performance does not predict future results.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        COMPARISON: FUND VS. INDEX -- (UNAUDITED) (CONTINUED)

   The SunAmerica Senior Floating Rate Fund (Class C) returned 59.94%, outperforming its benchmark, the S&P/LSTA Leveraged Loan Index (LLI),* which returned 51.62% for the annual period ended December 31, 2009.

   Non-government fixed income sectors broadly outperformed during the year, as investors continued to allocate out of lower-yielding cash vehicles into higher-yielding fixed income alternatives. In a strong market for nearly all asset classes, some fixed income markets delivered greater returns than the equity markets. The leveraged loan market was one such example. The S&P/LSTA LLI significantly outperformed the S&P 500 Index for the full year, 51.62% vs. 26.46%.

   The annual period was bright for the leveraged loan market. After posting a 9.8% return in the first quarter of the 2009 calendar year, the S&P/LSTA LLI posted an impressive 20.4% gain in the second quarter. Investor sentiment reversed from fear to optimism and led to increasing retail fund and institutional investor flows into the asset class. In addition, repayments from high-yield issuance resulted in loan demand greatly exceeding supply. This powerful combination fueled the record rally.

   Behind the strong returns for the first six months of the annual period, there is a tale of two markets. In the first three months, the loan market discriminated significantly against lower-rated issuers; in the following three months the market reversed course and did the opposite. This reversal significantly benefited the Fund as our conviction in the credits that were disproportionately sold by investors in 2008 paid off in 2009. All sectors participated in the rally, but the segments that had previously been most depressed generally exhibited the highest returns for the second calendar quarter.

   This positive tone continued in the second half of the annual period as improving economic news and better-than-expected corporate earnings supported the risk markets. Additionally, the Federal Reserve maintained its accommodative monetary policy, holding the Federal Funds rate in the 0.00%-0.25% range. In the closing months of 2009, the global economy demonstrated clear signs of responsiveness to the massive stimulus injected following a severe contraction in late 2008. Markets settled into a cyclical 'sweet spot' as stimulus remained in place and signs of economic recovery broadened. Investors became increasingly comfortable with risk as indicators of financial stress faded.

   The lower-quality segment of the bank loan market significantly outperformed the higher-quality segment for the year. The BB-rated loans in the S&P/LSTA LLI returned 35.79% for the full year versus 61.23% for B-rated and 88.61% for CCC-rated loans. In this environment, the Fund's more aggressive positioning in lower-rated priced loans contributed to performance.

   Additionally, underweight positioning of defensive sectors such as Healthcare and Utilities that lagged in the strong market environment were contributors to the Fund's relative performance. We had built up our position in the Auto sector over the course of five months, which was also additive to the overall performance of the Fund. Among the largest contributors to the Fund's absolute returns were Citadel Broadcasting, Tribune, Formula One, and LyondellBasell.

   Our underweight positions in the strong-performing Publishing sector as well as the Building and Development sectors detracted from the overall return of the Fund. Among the largest detractors to absolute performance during the annual period were Reader's Digest, Golden Nugget, and West Corp.

--------
Past performance is no guarantee of future results.

*The S&P/LSTA Leveraged Loan Index (LLI) reflects the market-weighted performance of U.S. dollar-denominated institutional leveraged loan portfolios. The LLI is the only domestic leveraged loan index that utilizes real-time market weightings, spreads and interest payments. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction.

The Fund is not a money market fund and its net asset value may fluctuate. Investments in loans involve certain risks including nonpayment of principal and interest; collateral impairment; non-diversification and borrower industry concentration; and lack of an active trading market in certain cases, which may impair the Fund's ability to obtain full value for loans sold. The Fund may invest all or substantially all of its assets in loans or other securities that are rated below investment grade or in comparable unrated securities. Credit risks include the possibility of a default on the loan or bankruptcy of the borrower. The value of these loans is subject to a greater degree of volatility in response to interest rate fluctuations.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        COMPARISON: FUND VS. INDEX -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in Senior Floating Rate Fund Class C shares would have increased to $13,409. The same amount invested in securities mirroring the performance of the S&P/LSTA Leveraged Loan Index would be valued at $15,862.

                                    [CHART]

            Senior Floating Rate Class C        S&P/LSTA Leveraged Loan Index
            -----------------------------       -----------------------------
12/31/1999         $10,000.00                            $10,000.00
 1/31/2000          10,059.00                             10,086.70
 2/29/2000          10,106.00                             10,132.70
 3/31/2000          10,067.00                             10,078.49
 4/30/2000          10,100.00                             10,110.84
 5/31/2000          10,166.00                             10,192.94
 6/30/2000          10,222.00                             10,267.35
 7/31/2000          10,272.00                             10,350.51
 8/31/2000          10,332.00                             10,381.46
 9/30/2000          10,379.00                             10,410.01
10/31/2000          10,378.00                             10,407.41
11/30/2000          10,407.00                             10,445.18
12/31/2000          10,460.00                             10,498.66
 1/31/2001          10,500.00                             10,612.57
 2/28/2001          10,547.00                             10,717.75
 3/31/2001          10,535.00                             10,720.64
 4/30/2001          10,508.00                             10,705.42
 5/31/2001          10,591.00                             10,826.82
 6/30/2001          10,559.00                             10,838.18
 7/31/2001          10,564.00                             10,921.31
 8/31/2001          10,614.00                             11,002.46
 9/30/2001          10,492.00                             10,820.26
10/31/2001          10,364.00                             10,714.11
11/30/2001          10,384.00                             10,845.04
12/31/2001          10,424.00                             10,937.00
 1/31/2002          10,460.00                             10,992.78
 2/28/2002          10,451.00                             10,960.13
 3/31/2002          10,524.00                             11,091.11
 4/30/2002          10,587.00                             11,219.87
 5/31/2002          10,654.00                             11,230.87
 6/30/2002          10,642.00                             11,120.36
 7/31/2002          10,539.00                             11,020.94
 8/31/2002          10,486.00                             10,984.35
 9/30/2002          10,492.00                             10,991.71
10/31/2002          10,335.00                             10,861.57
11/30/2002          10,450.00                             11,014.61
12/31/2002          10,565.00                             11,146.23
 1/31/2003          10,612.00                             11,281.88
 2/28/2003          10,627.00                             11,331.07
 3/31/2003          10,771.00                             11,375.38
 4/30/2003          10,966.00                             11,510.17
 5/31/2003          11,118.00                             11,635.06
 6/30/2003          11,268.00                             11,776.66
 7/31/2003          11,339.00                             11,855.09
 8/31/2003          11,367.00                             11,882.00
 9/30/2003          11,482.00                             11,994.29
10/31/2003          11,566.00                             12,103.80
11/30/2003          11,637.00                             12,182.11
12/31/2003          11,706.00                             12,257.64
 1/31/2004          11,838.00                             12,363.30
 2/29/2004          11,854.00                             12,402.12
 3/31/2004          11,879.00                             12,446.89
 4/30/2004          11,958.00                             12,507.88
 5/31/2004          11,962.00                             12,522.01
 6/30/2004          12,003.00                             12,599.77
 7/31/2004          12,031.00                             12,640.98
 8/31/2004          12,022.00                             12,663.22
 9/30/2004          12,051.00                             12,715.78
10/31/2004          12,098.00                             12,779.99
11/30/2004          12,146.00                             12,837.25
12/31/2004          12,184.00                             12,890.65
 1/31/2005          12,234.00                             12,942.73
 2/28/2005          12,295.00                             13,012.23
 3/31/2005          12,336.00                             13,066.36
 4/30/2005          12,312.00                             13,057.08
 5/31/2005          12,302.00                             13,064.66
 6/30/2005          12,372.00                             13,149.32
 7/31/2005          12,456.00                             13,249.12
 8/31/2005          12,530.00                             13,328.35
 9/30/2005          12,564.00                             13,382.59
10/31/2005          12,591.00                             13,423.55
11/30/2005          12,644.00                             13,474.02
12/31/2005          12,701.00                             13,545.16
 1/31/2006          12,788.00                             13,638.89
 2/28/2006          12,870.00                             13,725.23
 3/31/2006          12,962.00                             13,808.26
 4/30/2006          13,027.00                             13,875.65
 5/31/2006          13,040.00                             13,910.48
 6/30/2006          13,080.00                             13,949.57
 7/31/2006          13,141.00                             14,028.66
 8/31/2006          13,229.00                             14,115.08
 9/30/2006          13,299.00                             14,190.87
10/31/2006          13,400.00                             14,284.96
11/30/2006          13,444.00                             14,360.67
12/31/2006          13,532.00                             14,462.63
 1/31/2007          13,645.00                             14,588.90
 2/28/2007          13,738.00                             14,689.20
 3/31/2007          13,780.00                             14,747.90
 4/30/2007          13,865.00                             14,835.52
 5/31/2007          13,934.00                             14,925.83
 6/30/2007          13,958.00                             14,959.10
 7/31/2007          13,510.00                             14,458.32
 8/31/2007          13,525.00                             14,491.95
 9/30/2007          13,732.00                             14,775.10
10/31/2007          13,821.00                             14,916.16
11/30/2007          13,590.00                             14,709.13
12/31/2007          13,590.00                             14,755.09
 1/31/2008          13,098.00                             14,278.50
 2/29/2008          12,752.00                             13,920.37
 3/31/2008          12,682.00                             13,907.84
 4/30/2008          13,106.00                             14,423.07
 5/31/2008          13,271.00                             14,558.68
 6/30/2008          13,321.00                             14,595.04
 7/31/2008          13,121.00                             14,483.46
 8/31/2008          13,094.00                             14,464.55
 9/30/2008          12,242.00                             13,574.98
10/31/2008          10,242.00                             11,780.75
11/30/2008           9,045.00                             10,778.79
12/31/2008           8,368.00                             10,461.32
 1/31/2009           8,861.00                             11,235.68
 2/28/2009           8,789.00                             11,323.25
 3/31/2009           8,768.00                             11,486.58
 4/30/2009           9,844.00                             12,485.42
 5/31/2009          10,652.00                             13,247.14
 6/30/2009          11,345.00                             13,827.84
 7/31/2009          11,926.00                             14,482.86
 8/31/2009          12,274.00                             14,810.82
 9/30/2009          12,751.00                             15,284.51
10/31/2009          12,985.00                             15,369.14
11/30/2009          13,053.00                             15,408.68
12/31/2009          13,409.00                             15,861.65



                       Class A            Class C
    Senior        -------------------------------------
    Floating      Average            Average
     Rate         Annual  Cumulative Annual  Cumulative
     Fund#        Return   Return+   Return   Return+
-                 -------------------------------------
1 Year Return      54.62%   60.63%   58.94%    59.94%
-------------------------------------------------------
5 Year Return          NA       NA    1.93%    10.05%
-------------------------------------------------------
10 Year Return         NA       NA    2.98%    34.09%
-------------------------------------------------------
Since Inception*  (0.62)%    1.86%    3.41%    46.30%
-------------------------------------------------------

                     # For the purposes of the table, it has been assumed that the maximum sales charge with respect to Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class C shares have been deducted, as applicable.
                     + Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.
                     *  Inception date: Class A: 10/04/2006; Class C:
                        08/31/1998.

                     For the 12 month period ended December 31, 2009, the SunAmerica Senior Floating Rate Class C returned 58.94% compared to 51.62% for the S&P/LSTA Leveraged Loan Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 3.75%; Contingent Deferred Sales Charge (CDSC): Class C: 1.00% CDSC. The fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com

[LOGO] AIG Sun America
Mutual Funds

HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992

DIRECTORS                  CUSTODIAN                  DISCLOSURE OF QUARTERLY
 Dr. Judith L. Craven       State Street Bank and     PORTFOLIO HOLDINGS
 William F. Devin             Trust Company           The Fund is required to
 Samuel M. Eisenstat        P.O. Box 5607             file its com-plete
 Stephen J. Gutman          Boston, MA 02110          schedule of portfolio
 Peter A. Harbeck                                     holdings with the U.S.
 William J. Shea           VOTING PROXIES ON FUND     Securities and Exchange
                           PORTFOLIO SECURITIES       Commission for its first
OFFICERS                   A description of the       and third fiscal quarters
 John T. Genoy, President  policies and proce-dures   on Form N-Q. The Fund's
   and Chief Executive     that the Fund uses to      Forms N-Q are available
   Officer                 determine how to vote      on the U.S. Securities
 Donna M. Handel,          proxies related to         and Exchange Commission's
   Treasurer               securities held in the     website at
 James Nichols, Vice       Fund's portfolio, which    http://www.sec.gov. You
   President               is available in the        can also review and
 Cynthia A. Skrehot, Vice  Fund's Statement of        obtain copies of the
   President and Chief     Additional Information,    Forms N-Q at the U.S.
   Compliance Officer      may be ob-tained without   Securities and Exchange
 Gregory N. Bressler,      charge upon request, by    Commission's Public
   Chief Legal             calling (800) 858-8850.    Refer-ence Room in
   Officer and Secretary   This in-formation is also  Washington, DC
 Gregory R. Kingston,      available from the EDGAR   (information on the
   Vice President and      database on the U.S.       operation of the Public
   Assistant Treasurer     Secu-rities and Exchange   Reference Room may be
 Nori L. Gabert, Vice      Commission's website at    ob-tained by calling
   President and           http://www.sec.gov.        1-800-SEC-0330).
   Assistant Secretary
 John E. McLean,           DELIVERY OF SHAREHOLDER    PROXY VOTING RECORD ON
   Assistant Secretary     DOCUMENTS                  FUND PORTFOLIO SECURITIES
 Kathleen Fuentes,         The Fund has adopted a     Information regarding how
   Assistant Secretary     policy that allows it to   the Fund voted proxies
 Diedre L. Shepherd,       send only one copy of the  relating to securities
   Assistant Treasurer     Fund's prospectus, proxy   held in the Fund's
 Matthew J. Hackethal,     material, annual report    portfolio during the most
   Anti-Money Laundering   and semi-annual report     recent twelve month
   Compliance Officer      (the "shareholder          period ended June 30 is
                           documents") to             available, once filed
INVESTMENT ADVISER         shareholders with          with the U.S. Securities
 SunAmerica Asset          multiple accounts          and Exchange Commis-sion,
   Management Corp.        residing at the same       without charge, upon
 Harborside Financial      "household." This          request, by calling
   Center                  practice is called         (800) 858-8850 or on the
 3200 Plaza 5              householding and reduces   U.S. Securities and
 Jersey City, NJ           Fund expenses, which       Exchange Commission's
   07311-4992              benefits you and other     website at
                           shareholders. Unless the   http://www.sec.gov.
DISTRIBUTOR                Fund receives
 SunAmerica Capital        instructions to the        This report is submitted
   Services, Inc.          con-trary, you will only   solely for the general
 Harborside Financial      receive one copy of the    information of
   Center                  shareholder documents.     shareholders of the Fund.
 3200 Plaza 5              The Fund will continue to  Distribution of this
 Jersey City, NJ           household the              report to persons other
   07311-4992              share-holder documents     than shareholders of the
                           indefinitely, until we     Fund is authorized only
SHAREHOLDER SERVICING      are instructed otherwise.  in connection with a
AGENT                      If you do not wish to      currently effective
 SunAmerica Fund           participate in             prospectus, setting forth
   Services, Inc.          householding, please       details of the Fund,
 Harborside Financial      contact Shareholder        which must precede or
   Center                  Services at (800)          accompany this report.
 3200 Plaza 5              858-8850 ext. 6010 or
 Jersey City, NJ           send a written request
   07311-4992              with your name, the name
                           of your fund(s) and your
TRANSFER AGENT             account number(s) to
 State Street Bank and     SunAmerica Mutual Funds
   Trust Company           c/o BFDS, P.O. Box
 P.O. Box 219373           219186, Kansas City MO,
 Kansas City, MO 64141     64121-9186. We will
                           resume individual
                           mailings for your account
                           within thirty (30) days
                           of receipt of your
                           request.

                                    [GRAPHIC]


GO PAPERLESS!!

DID YOU KNOW THAT YOU HAVE THE OPTION TO
RECEIVE YOUR SHAREHOLDER REPORTS ONLINE?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.
Why Choose Electronic Delivery?

IT'S QUICK -- Fund documents will be received faster than via traditional mail.

IT'S CONVENIENT -- Elimination of bulky documents from personal files.

IT'S COST EFFECTIVE -- Reduction of your Fund's printing and mailing costs.

TO SIGN UP FOR ELECTRONIC DELIVERY, FOLLOW
THESE SIMPLE STEPS:

                     1   GO TO
                         WWW.SUNAMERICAFUNDS.COM
                     2
                         CLICK ON THE "GO PAPERLESS" LINK.

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.sunamericafunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

FOR INFORMATION ON RECEIVING THIS REPORT ONLINE, SEE INSIDE BACK COVER. DISTRIBUTED BY:
SUNAMERICA CAPITAL SERVICES, INC.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.sunamericafunds.com. Read the prospectus carefully before investing.

WWW.SUNAMERICAFUNDS.COM

SFANN - 12/09

[LOGO]


Sun America
Mutual Funds

Item 2. Code of Ethics

     The SunAmerica Senior Floating Rate Fund, Inc. (the "registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2009, there were no reportable amendments, waivers or implicit waivers to a provision of the code of ethics that applies to the registrant's Principal Executive and Principal Accounting Officers.

Item 3. Audit Committee Financial Expert.

     The registrant's Board of Directors has determined that William J. Shea, the Chairman of the registrant's Audit Committee, qualifies as an audit committee financial expert, as defined in the instructions to Item 3(a) of Form N-CSR. Mr. Shea is considered to be "independent" for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

     (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                               2008        2009
                              -------     -------
     (a) Audit Fees           $80,591     $80,320
     (b) Audit-Related Fees   $     0     $     0
     (c) Tax Fees             $12,166     $12,172
     (d) All Other Fees       $     0     $     0

     Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

     Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                              2008   2009
                              ----   ----
     (b) Audit-Related Fees   $ 0    $ 0
     (c) Tax Fees             $ 0    $ 0
     (d) All Other Fees       $ 0    $ 0

     (e) (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliates") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

          (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f)  Not applicable.

     (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2009 and 2008 were $320,147 and $626,231, respectively.

     (h) Non-audit services rendered to the registrant's investment adviser and any Adviser Affiliates that provides ongoing services to the registrant that were not pre-approved pursuant to Paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were considered by the registrant's audit committee as to whether they were compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

     Not  applicable.

Item 6. Investments.

     Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     Not  applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

     Not  applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

     Not  applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this
     Item 10.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal contro1 over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

          (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

          (3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Senior Floating Rate Fund, Inc.


By: /s/ John T. Genoy
    ------------------------------------
    John T. Genoy
    President

Date: March 10, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John T. Genoy
    ------------------------------------
    John T. Genoy
    President

Date: March 10, 2010


By: /s/ Donna M. Handel
    ------------------------------------
    Donna M. Handel
    Treasurer

Date: March 10, 2010